SETTLEMENT AGREEMENT BY AND BETWEEN
              AMERICAN INDUSTRIAL PROPERTIES REIT,
                PATAPSCO #1 LIMITED PARTNERSHIP,
                PATAPSCO #2 LIMITED PARTNERSHIP,
          THE MANUFACTURERS LIFE INSURANCE COMPANY AND
        THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)


                    DATED AS OF May 22, 1996


                        TABLE OF CONTENTS

                                                             Page

ARTICLE I - Definitions                                        1
 1.01 Agreed Judgment                                          1
 1.02 Agreed Motion                                            1
 1.03 AIP                                                      1
 1.04 AIP Partnership and Stock Financing Statement            1
 1.05 AIP Partnership Interest Pledge Agreement                1
 1.06 Beltline Property                                        1
 1.07 Beltline Property Deed of Trust                          1
 1.08 Beltline Property UCC-1 Financing Statement              2
 1.09 Burnsville Permitted Encumbrances                        2
 1.10 Burnsville Property                                      2
 1.11 Business Day                                             2
 1.12 Cahill Property                                          2
 1.13 Cahill Property Deed of Trust                            2
 1.14 Cahill Property UCC-1 Financing Statement                2
 1.15 Closing Date                                             2
 1.16 Collateral Documents                                     2
 1.17 Commerce Park Property                                   3
 1.18 Commerce Park Property Deed of Trust                     3
 1.19 Commerce Property UCC-1 Financing Statement              3
 1.20 Default                                                  3
 1.21 Event of Default                                         3
 1.22 Existing Lien Properties                                 3
 1.23 Existing Lien Properties Release Price                   3
 1.24 The Fidelity Entities                                    4
 1.25 Financing Expenses                                       4
 1.26 Gateway Property                                         4
 1.27 Gateway Property Deed of Trust                           4
 1.28 Gateway Property UCC-1 Financing Statement               4
 1.29 Huntington Property                                      4
 1.30 Huntington Property Deed of Trust                        4
 1.31 Huntington Property UCC-1 Financing Statement            4
 1.32 Initial Moratorium Period                                5
 1.33 Meridian Property                                        5
 1.34 Meridian Property Deed of Trust                          5
 1.35 Meridian Property UCC-1 Financing Statement              5
 1.36 MLI                                                      5
 1.37 MLI USA                                                  5
 1.38 Moratorium Period Extension                              5
 1.39 Net Proceeds                                             5
 1.40 Northgate Property                                       5
 1.41 Northgate Property Deed of Trust                         5
 1.42 Northgate Property UCC-1 Financing Statement             5
 1.43 Northview Permitted Encumbrances                         5
 1.44 Northview Property                                       6
 1.45 Northwest Business Park I Permitted Encumbrances         6
 1.46 Northwest Business Park I Property                       6
 1.47 Northwest Business Park II and III Property              6
 1.48 Northwest Business Park II and III Property Deed of Trust6
 1.49 Northwest Business Park II and III Property UCC-1 Financing
Statement                                                      6
 1.50 Note Purchase Agreement                                  6
 1.51 Obligations                                              6
 1.52 Obligor                                                  7
 1.53 Opinion Letter                                           7
 1.54 Option Agreement                                         7
 1.55 Option Two Price                                         7
 1.56 Patapsco #1 Property                                     7
 1.57 Patapsco #1 Property Deed of Trust                       7
 1.58 Patapsco #1 Property UCC-1 Financing Statement           7
 1.59 Patapsco #2 Property                                     7
 1.60 Patapsco #2 Property Deed of Trust                       7
 1.61 Patapsco #2 Property UCC-1 Financing Statement           8
 1.62 Permitted Encumbrances                                   8
 1.63 Person                                                   8
 1.64 Plaza Southwest Property                                 8
 1.65 Plaza Southwest Property Deed of Trust                   8
 1.66 Plaza Southwest Property UCC-1 Financing Statement       8
 1.67 Promissory Note B-1                                      8
 1.68 Promissory Note B-1 Option Price                         8
 1.69 Promissory Note B-2                                      8
 1.70 Promissory Note B-2 Option Price                         9
 1.71 Qualified Institutional Investor                         9
 1.72 Release Agreement                                        9
 1.73 Release Price                                            9
 1.74 Second Moratorium Period Extension                      10
 1.75 Selling Expenses                                        10
 1.76 Springbrook Property                                    10
 1.77 Springbrook Property Deed of Trust                      10
 1.78 Springbrook Property UCC-1 Financing Statement          10
 1.79 Stock Pledge Agreement                                  10
 1.80 Subject Collateral                                      10
 1.81 Subject Lawsuit                                         11
 1.82 Subject Notes                                           11
 1.83 Tamarac Permitted Encumbrances                          11
 1.84 Tamarac Property                                        11
 1.85 Westchase Property                                      11
 1.86 Westchase Property Deed of Trust                        11
 1.87 Westchase Property UCC-1 Financing Statement            11

ARTICLE II - Acknowledgments                                  11

ARTICLE III - Closing                                         13
    3.01 Closing                                              13
    3.02 Delivery at Closing                                  13

ARTICLE IV - Conditions                                       17
    4.01 Conditions to the Obligations of MLI and MLI USA     17
    4.02 Conditions to the Obligations of Obligor.            18

ARTICLE V - Note Purchase Agreement and Subject Notes         19

ARTICLE VI - Moratorium                                       20
    6.01 Moratorium                                           20
    6.02 Initial Moratorium Period                            20
    6.03 Moratorium Period Extension                          21
    6.04 Conditions to Moratorium Period Extension            21
    6.05 Second Moratorium Period Extension                   22
    6.06 Conditions to Second Moratorium Period Extension     22
     6.07  Effect  of Failure to Satisfy Condition to  Moratorium
Period Extension                                              23
     6.08  Effect  of  Failure  to Satisfy  Condition  to  Second
Moratorium Period Extension                                   23

ARTICLE VII - Interest Accrual and Payments                   23
    7.01 Interest Accrual                                     23
    7.02 Interest Payment on Promissory Note B-1              23
    7.03 Interest Payment on Promissory Note B-2              24
    7.04 Principal Payments                                   25
    7.05 Sale, Refinance or Financing                         25

ARTICLE VIII - Partial Releases                               26
    8.01 Partial Releases                                     26

ARTICLE IX - Option Agreement                                 27

ARTICLE X - Covenants of AIP                                  27
    10.01                                            Information      27
    10.02                                         Liens and Sale      29
    10.03          AIP Properties #1, L.P. and AIP Tamarac, Inc.      30
    10.04        AIP Properties #2, L.P. and AIP Northview, Inc.      31
    10.05                               Maintenance of Insurance      33
    10.06               Payment of Taxes, Impositions and Claims      33
    10.07                                          Distributions      33
    10.08             Environmental Law Compliance and Indemnity      33
    10.09                       Payment on Taking or Destruction      36
    10.10                                    Covenant Compliance      36
    10.11                                   Additional Documents      36
    10.12                   Court Signing of the Agreed Judgment      37

ARTICLE XI - Covenants of Patapsco #1 Limited Partnership     37
    11.01                                                             37
    11.02                               Maintenance of Insurance      37
    11.03               Payment of Taxes, Impositions and Claims      38
    11.04             Environmental Law Compliance and Indemnity      38
    11.05                       Payment on Taking or Destruction      41
    11.06                                    Covenant Compliance      41
    11.07                                   Additional Documents      41

ARTICLE XII - Covenants of Patapsco #2 Limited Partnership    41
    12.01                                                             42
    12.02                               Maintenance of Insurance      42
    12.03               Payment of Taxes, Impositions and Claims      42
    12.04             Environmental Law Compliance and Indemnity      43
    12.05                       Payment on Taking or Destruction      45
    12.06                                    Covenant Compliance      46
    12.07                                   Additional Documents      46

ARTICLE XIII - Covenants of MLI                               46
    13.01                         Disclosure to any Other Person      46
    13.02                                Limitation of Liability      48
    13.03                   Court Signing of the Agreed Judgment      48

ARTICLE XIV - Covenants of MLI USA                            48
    14.01                         Disclosure to any Other Person      48
    14.02                                Limitation of Liability      50
    14.03                       Court Signing of Agreed Judgment      50

ARTICLE XV - Representations and Warranties of AIP            50
    15.01                                    Existence and Power      50
    15.02                           Authorization; Contravention      51
    15.03                                Enforceable Obligations      51
    15.04                  Title to Properties; Liens; Ownership      52
    15.05                                        Full Disclosure      52
    15.06                                  Environmental Matters      52
    15.07                                                             53
    15.08                                                             53
ARTICLE  XVI  -  Representations and Warranties  of  Patapsco  #1
Limited Partnership                                           53
    16.01                                    Existence and Power      53
    16.02                           Authorization; Contravention      54
    16.03                                Enforceable Obligations      54
    16.04                  Title to Properties; Liens; Ownership      55
    16.05                                  Environmental Matters      55

ARTICLE  XVII  -  Representations and Warranties of  Patapsco  #2
Limited Partnership                                           56
    17.01                                    Existence and Power      56
    17.02                           Authorization; Contravention      56
    17.03                                Enforceable Obligations      57
    17.04                  Title to Properties; Liens; Ownership      57
    17.05                                  Environmental Matters      57

ARTICLE XVIII - Representations and Warranties of MLI         59      18.01
Organization                                                  59
    18.02                    Legal, Valid and Binding Instrument      59
    18.03               Conflicting Agreements and Other Matters      59

ARTICLE XIX - Representations and Warranties of MLI USA       60
    19.01                                           Organization      60
    19.02                    Legal, Valid and Binding Instrument      60
    19.03               Conflicting Agreements and Other Matters      60

ARTICLE XX - Assignability                                    61

ARTICLE XXI - Defaults                                        61
    21.01                                      Events of Default      61
    21.02                                                 Notice      66
    21.03                                               Remedies      66
    21.04                                         Separate Sales      68
    21.05      Remedies Cumulative; Concurrent and Non-Exclusive      68
    21.06           No Conditions Precedent to Exercise Remedies      68
    21.07                        Release of Resort to Collateral      69
    21.08                                                Waivers      69
    21.09                          Discontinuance of Proceedings      70
    21.10                                Application of Proceeds      70

ARTICLE XXII - Miscellaneous                                  71
    22.01                                   Continuing Agreement      71
    22.02                                               Payments      72
    22.03                                                Notices      72
    22.04                                             No Waivers      74
    22.05           Expenses; Documentary Taxes; Indemnification      74
    22.06           Amendments and Waivers; Consent to Deviation      75
    22.07                                               Survival      76
    22.08Prior Understandings; No Defenses; Release; No Oral Agreements  76
    22.09                                 Limitation on Interest      77
    22.10             Table of Contents and Captions; References      78
    22.11                                           Construction      78
    22.12                                         APPLICABLE LAW      78
    22.13                                           Counterparts      79
    22.14                                                             79

                        INDEX TO EXHIBITS

Exhibit 1   Agreed Judgment
Exhibit 2   Agreed Motion
Exhibit 3   Release Agreement
Exhibit 4   AIP Partnership and Stock Financing Statement
Exhibit 5   AIP Partnership Interest Pledge Agreement
Exhibit 6   Beltline Property
Exhibit 7   Burnsville Property
Exhibit 8   Cahill Property
Exhibit 9   Commerce Park Property
Exhibit 10  Gateway Property
Exhibit 11  Huntington Property
Exhibit 12  Meridian Property
Exhibit 13  Northgate Property
Exhibit 14  Northview Property
Exhibit 15  Northwest Business Park I Property
Exhibit 16  Northwest Business Park II and III Property
Exhibit 17  Patapsco #1 Property
Exhibit 18  Patapsco #2 Property
Exhibit 19  Plaza Southwest Property
Exhibit 20  Springbrook Property
Exhibit 21  Tamarac Property
Exhibit 22  Westchase Property
Exhibit 23  Northview Permitted Encumbrances
Exhibit 24  Option Agreement
Exhibit 25  Stock Pledge Agreement
Exhibit 26  Tamarac Permitted Encumbrances
Exhibit 27  Northwest Business Park I Permitted Encumbrances
Exhibit 28  Burnsville Property Permitted Encumbrances


                      SETTLEMENT AGREEMENT

     The  parties  to  this  Agreement  are  American  Industrial

Properties  REIT, Patapsco #1  Limited Partnership,  Patapsco  #2

Limited Partnership, The Manufacturers Life Insurance Company and

The Manufacturers Life Insurance Company (U.S.A.).



                            ARTICLE I

                           Definitions

     The  following terms, as used in this Agreement, shall  have

the   meanings  indicated  below  unless  the  context  otherwise requires:

     1.01  "Agreed Judgment" shall mean the Agreed Final Judgment in the form attached hereto as Exhibit 1.

    1.02 "Agreed Motion" shall mean the Agreed Motion to (i) Non-

Suit  Claims of The Manufacturers Life Insurance Company and  The

Manufacturers  Life Insurance Company (U.S.A.) Without  Prejudice

and  (ii) Enter Take Nothing Judgment in the form attached hereto as Exhibit 2.

    1.03 "AIP" shall mean American Industrial Properties REIT.

     1.04  "AIP Partnership and Stock Financing Statement"  shall mean the instrument by that title in the form of Exhibit 4.

     1.05 "AIP Partnership Interest Pledge Agreement" shall  mean the instrument by that title in the form of Exhibit 5.

    1.06 "Beltline Property" shall mean the property described in

Exhibit 6.

     1.07  "Beltline  Property Deed of Trust"  shall  mean   that

certain Deed of Trust, Assignment of Rents and Security Agreement

to  be  executed  at  Closing  by AIP  encumbering  the  Beltline

Property.

    1.08 "Beltline Property UCC-1 Financing Statement" shall mean that certain financing statement to be executed at Closing by AIP relating to the Beltline Property.

     1.09  "Burnsville  Permitted Encumbrances"  shall  mean  the encumbrances on the Burnsville Property described in Exhibit 28.

     1.10 "Burnsville Property" shall mean the property described in Exhibit 7.

    1.11 "Business Day" shall mean a day other than a Saturday, a

Sunday or any United States Federal holiday.

     1.12 "Cahill Property" shall mean the property described  in

Exhibit 8.

     1.13 "Cahill Property Deed of Trust" shall mean that certain

Mortgage,  Assignment  of  Rents and  Security  Agreement  to  be

executed at Closing by AIP as Mortgagor, in favor of MLI and  MLI

USA as Mortgagee, encumbering the Cahill Property.

     1.14 "Cahill Property UCC-1 Financing Statement" shall  mean that certain financing statement to be executed at Closing by AIP relating to the Cahill Property.

     1.15  "Closing Date" shall mean May 22, 1996 or  such  other date  as  agreed upon by MLI, MLI USA, AIP, Patapsco  #1  Limited

Partnership and Patapsco #2 Limited Partnership.

     1.16  "Collateral Documents" shall mean the Cahill  Property

Deed of Trust, the Cahill Property UCC-1 Financing Statement, the

Patapsco #1 Property Deed of Trust, the Patapsco #1 Property UCC-

1  Financing  Statement,  the Patapsco  #2  Deed  of  Trust,  the

Patapsco  #2  Property UCC-1 Financing Statement, the Springbrook

Property  Deed of Trust, the Springbrook Property UCC-1 Financing

Statement,  the  Beltline Property Deed of  Trust,  the  Beltline

Property  UCC-1 Financing Statement, the Commerce  Park  Property

Deed  of  Trust,  the  Commerce  Park  Property  UCC-1  Financing

Statement,  the  Gateway  Property Deed  of  Trust,  the  Gateway

Property UCC-1 Financing Statement; the Huntington Property  Deed

of  Trust, the Huntington Property UCC-1 Financing Statement, the

Meridian  Property  Deed  of Trust, the Meridian  Property  UCC-1

Financing  Statement, the Northgate Property Deed of  Trust,  the

Northgate Property UCC-1 Financing Statement, the Plaza Southwest

Property  Deed  of  Trust,  the Plaza  Southwest  Property  UCC-1

Financing  Statement, the Westchase Property Deed of  Trust,  the

Westchase  Property  UCC-1  Financing  Statement,  the  Northwest

Business  Park  II and III Property Deed of Trust, the  Northwest

Business Park II and III Property UCC-1 Financing Statement,  the

AIP  Partnership  Interest  Pledge Agreement,  the  Stock  Pledge

Agreement, and the AIP Partnership and Stock Financing Statement.

     1.17  "Commerce  Park  Property"  shall  mean  the  property described in Exhibit 9.

     1.18 "Commerce Park Property Deed of Trust" shall mean  that certain Deed Trust, Assignment of Rents and Security Agreement to

be  executed  at  Closing by AIP encumbering  the  Commerce  Park

Property.

    1.19 "Commerce Park Property UCC-1 Financing Statement" shall mean  that certain financing statement to be executed at  Closing by AIP relating to the Commerce Park Property.

     1.20  "Default" shall mean the occurrence of any conditions,

events  or  acts which would constitute an Event  of  Default  or which  with the giving of notice or lapse of time or both  would,

unless cured or waived, become an Event of Default

     1.21  "Event  of Default" shall mean the occurrence  of  any conditions, events or acts described in Section 21.01.

     1.22  "Existing Lien Properties" shall mean  the  Burnsville

Property and the Northwest Business Park I Property.

     1.23 "Existing Lien Properties Release Price" shall mean the

Release Price for the Existing Lien Properties.

    1.24 "The Fidelity Entities" shall mean Fidelity Management &

Research  Corporation,  Fidelity  Galileo  Fund,  L.P.,   Belmont

Capital  Partners II, L.P., Fidelity Puritan Trust, and  Fidelity

Management Trust Co.

     1.25 "Financing Expenses" shall mean the direct costs,  fees and expenses incurred by AIP, Patapsco #1 Limited Partnership  or

Patapsco  #2  Limited  Partnership in connection  with  obtaining financing or refinancing on a property, including but not limited

to,   commissions,   finders  fees,   title   policy    premiums,

endorsement  charges, escrow fees, reasonable  and  actual  legal fees  and  charges of the lender (i.e., engineering, repairs  and repair  allowances,  legal,  appraisal  and  loan  fees),  survey expenses,  and title company charges and Obligor's  actual  legal fees.

     1.26 "Gateway Property" shall mean the property described in

Exhibit 10.

    1.27 "Gateway Property Deed of Trust" shall mean that certain

Deed  of Trust, Assignment of Rents and Security Agreement to  be

executed at Closing by AIP encumbering the Gateway Property.

     1.28 "Gateway Property UCC-1 Financing Statement" shall mean that certain financing statement to be executed at Closing by AIP relating to the Gateway Property.

     1.29 "Huntington Property" shall mean the property described in Exhibit 11.

     1.30  "Huntington Property Deed of Trust"  shall  mean  that certain Deed of Trust, Assignment of Rents and Security Agreement

to  be  executed  at  Closing by AIP encumbering  the  Huntington

Property.

     1.31  "Huntington Property UCC-1 Financing Statement"  shall mean  that certain financing statement to be executed at  Closing by AIP relating to the Huntington Property.

     1.32  "Initial Moratorium Period" shall mean the  period  of moratorium described in Section 6.02.

    1.33 "Meridian Property" shall mean the property described in

Exhibit 12.

     1.34  "Meridian  Property Deed of  Trust"  shall  mean  that certain Deed of Trust, Assignment of Rents and Security Agreement

to  be  executed  at  Closing  by AIP  encumbering  the  Meridian

Property.

    1.35 "Meridian Property UCC-1 Financing Statement" shall mean that certain financing statement to be executed at Closing by AIP relating to the Meridian Property.

     1.36  "MLI"  shall  mean  The Manufacturers  Life  Insurance

Company.

     1.37  "MLI USA" shall mean The Manufacturers Life  Insurance

Company (U.S.A.).

     1.38 "Moratorium Period Extension" shall mean the period  of moratorium described in Section 6.03.

     1.39 "Net Proceeds"(i) in the case of a sale shall mean  the gross  proceeds from the sale less the Selling Expenses, (ii)  in the  case  of  a financing or refinancing, shall mean  the  gross proceeds  received  from the financing or  refinancing  less  the

Financing Expenses.

     1.40  "Northgate Property" shall mean the property described in Exhibit 13.

     1.41  "Northgate  Property Deed of Trust"  shall  mean  that certain Deed of Trust, Assignment of Rents and Security Agreement

to  be  executed  at  Closing  by AIP encumbering  the  Northgate

Property.

     1.42  "Northgate  Property UCC-1 Financing Statement"  shall mean  that certain financing statement to be executed at  Closing by AIP relating to the Northgate Property.

     1.43  "Northview  Permitted  Encumbrances"  shall  mean  the encumbrances on the Northview Property described in Exhibit 23.

     1.44  "Northview Property" shall mean the property described in Exhibit 14.

    1.45 "Northwest Business Park I Permitted Encumbrances" shall mean  the  encumbrances on the Northwest Business Park I Property described in Exhibit 27.

     1.46  "Northwest Business Park I Property"  shall  mean  the property described in Exhibit 15.

    1.47 "Northwest Business Park II and III Property" shall mean the property described in Exhibit 16.

     1.48  "Northwest Business Park II and III Property  Deed  of

Trust" shall mean that certain Mortgage, Assignment of Rents  and

Security Agreement to be executed at Closing by AIP as Mortgagor,

in  favor  of  MLI  and  MLI  USA as Mortgagee,  encumbering  the

Northwest Business Park II and III Property.

     1.49  "Northwest  Business Park II and  III  Property  UCC-1

Financing  Statement" shall mean that certain financing statement to  be  executed  at  Closing by AIP relating  to  the  Northwest

Business Park II and III Property.

     1.50  "Note  Purchase Agreement" shall mean an agreement  by that title, dated February 27, 1992, by and between Trammell Crow

Real Estate Investors (now AIP) and MLI.

     1.51  "Obligations"  shall  mean  the  following:   (a)  all

indebtedness  of AIP now or hereafter evidenced  by  the  Subject

Notes,  (b) any and all past, concurrent or future modifications,

extensions, renewals, rearrangements, replacements and  increases of  the  Subject  Notes, (c) all obligations and indebtedness  of each Obligor to MLI and MLI USA which are evidenced by or created or  incurred under the Settlement Agreement, (d) all present  and future  debts and obligations of any Obligor to MLI and  MLI  USA under  or  pursuant  to  the Collateral Documents,  and  (e)  all reasonable  and  actual costs incurred by  MLI  and  MLI  USA  to enforce  this Agreement and the Collateral Documents and  collect the  Obligations  including but not limited to reasonable  actual attorneys' fees, legal expenses and expenses of sale.

      1.52   "Obligor"  shall  mean  AIP,  Patapsco  #1   Limited

Partnership and Patapsco #2 Limited Partnership, collectively.

    1.53 "Opinion Letter" shall mean the opinion letter furnished at  Closing  by  Liddell, Sapp, Zivley, Hill  &  LaBoon,  L.L.P.,

counsel for AIP, Patapsco #1 Limited Partnership, and Patapsco #2

Limited Partnership in a form and substance satisfactory  to  MLI and MLI USA.

    1.54 "Option Agreement" shall mean an agreement by that title in the form of Exhibit 24.

     1.55  "Option  Two Price" shall mean the sum  of  Thirty-Six

Million    Eight    Hundred   Thousand   and    00/100    Dollars

($36,800,000.00).

    1.56 "Patapsco #1 Property" shall mean the property described in Exhibit 17.

     1.57  "Patapsco #1 Property Deed of Trust" shall  mean  that certain Indemnity Deed of Trust, Assignment of Rents and Security

Agreement  to  be  executed at Closing  by  Patapsco  #1  Limited

Partnership encumbering the Patapsco #1 Property.

     1.58  "Patapsco #1 Property UCC-1 Financing Statement" shall mean  that certain financing statement to be executed at  Closing by  Patapsco  #1 Limited Partnership relating to the Patapsco  #1

Property.

    1.59 "Patapsco #2 Property" shall mean the property described in Exhibit 18.

     1.60  "Patapsco #2 Property Deed of Trust" shall  mean  that certain Indemnity Deed of Trust, Assignment of Rents and Security

Agreement  to  be  executed at Closing  by  Patapsco  #2  Limited

Partnership in favor of MLI and MLI USA encumbering the  Patapsco

#2 Property.

     1.61  "Patapsco #2 Property UCC-1 Financing Statement" shall mean  that certain financing statement to be executed at  Closing by  Patapsco  #2 Limited Partnership relating to the Patapsco  #2

Property.

     1.62  "Permitted  Encumbrance" shall collectively  have  the meaning  provided  for  in  each  of  the  respective  Collateral

Documents.

     1.63  "Person"  shall  mean and  include  an  individual,  a partnership,  a  joint  venture,  a  corporation,  a  joint-stock company,  a trust, an association, an unincorporated organization and a government or any department or agency thereof.

     1.64  "Plaza  Southwest Property" shall  mean  the  property described in Exhibit 19.

    1.65 "Plaza Southwest Property Deed of Trust" shall mean that certain Deed of Trust, Assignment of Rents and Security Agreement

to  be executed at Closing by AIP encumbering the Plaza Southwest

Property.

     1.66  "Plaza  Southwest Property UCC-1 Financing  Statement"

shall  mean  that certain financing statement to be  executed  at

Closing by AIP relating to the Plaza Southwest Property.

     1.67  "Promissory  Note B-1" shall mean a  promissory  note,

dated  February 27, 1992, in the original face amount of Nineteen

Million  One  Hundred Forty-Three Thousand Six Hundred  Forty-Six

and  92/100  Dollars ($19,143,646.92) executed by  Trammell  Crow

Real Estate Investors (now AIP) in favor of MLI.

    1.68 "Promissory Note B-1 Option Price" shall mean the sum of

$16,613,295.49.

     1.69  "Promissory  Note B-2" shall mean a  promissory  note,

dated  February 27, 1992, in the original face amount of  Twenty-

Three  Million  Two  Hundred  Sixty-One  Thousand  Three  Hundred

Seventeen   and  66/100  Dollars  ($23,261,317.66)  executed   by

Trammell Crow Real Estate Investors in favor of MLI.

    1.70 "Promissory Note B-2 Option Price" shall mean the sum of

$20,186,704.51.

      1.71  "Qualified  Institutional  Investor"  shall  mean   a

"qualified   institutional  buyer"  as  defined  in   Rule   144A

promulgated under the Securities Act.

     1.72  "Release Agreement" shall mean the agreement  by  that title attached as Exhibit 3.

     1.73 "Release Price" shall, on a property-by-property basis,

be the following amounts:



                                              Release Price
                                              to be Paid to
Property                                       MLI/MLI USA

Burnsville Property                              $400,000

Cahill Property                                $2,700,000

Northwest Business Park I Property               $600,000

Northwest Business Park II and III Property    $4,500,000

Patapsco #1 Property                           $1,980,000

Patapsco #2 Property                           $1,320,000

Springbrook Property                           $4,000,000

Beltline Property                              $1,900,000

Commerce Park Property                         $2,500,000

Gateway Property                               $2,000,000

Huntington Property                            $3,700,000

Meridian Property                              $1,100,000

Northgate Property                             $4,800,000

Plaza Southwest Property                       $3,800,000

Westchase Property                             $1,500,000

AIP's partnership interest in AIP
Properties #1, L.P.                           $10,000,000

AIP's partnership interest in AIP
Properties #2, L.P.                              $400,000

Stock of AIP Tamarac, Inc.                    $10,000,000

Stock of AIP Northview, Inc.                     $400,000


     1.74  "Second  Moratorium Period Extension" shall  mean  the period of moratorium described in Section 6.05.

    1.75 "Selling Expenses" shall mean the direct costs, fees and expenses incurred by the seller in connection with the sale of  a property,  including but not limited to, all transfer  gains  and sales  taxes,  sales  commissions,  finders  fees,  title  policy premiums,  endorsement charges, escrow fees, survey expenses  and title  company  charges, repair costs and repair  allowances  and

Obligor's actual legal costs and fees.

    1.76 "Springbrook Property" shall mean the property described in Exhibit 20.

     1.77  "Springbrook Property Deed of Trust" shall  mean  that certain Deed of Trust, Assignment of Rents and Security Agreement

to  be executed at Closing by AIP as Grantor, in favor of MLI and

MLI USA as Grantee, encumbering the Springbrook Property.

     1.78  "Springbrook Property UCC-1 Financing Statement" shall mean  that certain financing statement to be executed at  closing by AIP relating to the Springbrook Property.

     1.79  "Stock Pledge Agreement" shall mean the instrument  by that title in the form of Exhibit 25.

     1.80 "Subject Collateral" shall mean all property pledged as collateral to MLI and MLI USA pursuant to this Agreement and  the instruments  and  agreements provided for herein,  including  the

Collateral Documents.

     1.81  "Subject  Lawsuit" shall mean  No.  95-4181-G,  styled

American  Industrial  Properties REIT v. The  Manufacturers  Life

Insurance Company, et al., pending in the 134th Judicial District

Court of Dallas County, Texas.

     1.82  "Subject  Notes" shall mean Promissory  Note  B-1  and

Promissory Note B-2.

      1.83  "Tamarac  Permitted  Encumbrances"  shall  mean   the

encumbrances on the Tamarac Property described in Exhibit 26.

     1.84 "Tamarac Property" shall mean the property described in

Exhibit 21.

     1.85  "Westchase Property" shall mean the property described in Exhibit 22.

     1.86  "Westchase  Property Deed of Trust"  shall  mean  that certain Deed of Trust, Assignment of Rents and Security Agreement

to  be  executed  at  Closing  by AIP encumbering  the  Westchase

Property.

     1.87  "Westchase  Property UCC-1 Financing Statement"  shall mean  that certain financing statement to be executed at  Closing by AIP relating to the Westchase Property.

                           ARTICLE II

                         Acknowledgments

    2.01 MLI is the owner of Promissory Note B-2.

     2.02  MLI previously assigned and endorsed over to  MLI  USA

Promissory Note B-1. MLI USA is the owner of Promissory Note B-1.

     2.03  As of the May 22, 1996, the principal balance due  and owing  by  AIP  to MLI USA evidenced by Promissory  Note  B-1  is

$20,423,153.06.

     2.04  As of the May 22, 1996, the principal balance due  and owing  by  AIP  to  MLI  evidenced  by  Promissory  Note  B-2  is

$24,816,037.03.

     2.05 As of the May 22, 1996, the unpaid accrued interest due

and  owing  by  AIP  to  MLI  USA  on  Promissory  Note  B-1   is

$3,223,832.94.

     2.06 As of the May 22, 1996, the unpaid accrued interest due and owing by AIP to MLI on Promissory Note B-2 is $3,917,257.89.

     2.07  AIP has previously defaulted on its obligations  under the  terms  of the (i) Note Purchase Agreement, and (ii)  Subject

Notes.

     2.08  MLI  and  MLI USA were entitled to  and  did  in  fact lawfully  accelerate  the  maturities of  the  Subject  Notes  in accordance  with  the terms of the Subject  Notes  and  the  Note

Purchase  Agreement.   As of the Closing Date,  the  indebtedness

evidenced by the Subject Notes is fully matured, due and owing.

     2.09  Entry into this Agreement and the agreements  provided for herein and payment by AIP of the sums provided for herein  is not intended to and will not (i) reinstate the Subject Notes,  or

(ii) decelerate the maturities of the Subject Notes.  The Subject

Notes  shall remain fully matured, with all principal and accrued interest  due  and owing.  However, enforcement of  MLI  and  MLI

USA's  rights under the Subject Notes and Note Purchase Agreement is now subject to the provisions of this Agreement.  Upon payment of  the  amounts  specified in Section 3.02(a)(1)  and  (2),  all accrued  and  unpaid interest on the Subject Notes  at  the  non-

default  and default rates provided therein shall be deemed  paid in full through and including May 1, 1996.

    2.10 Except as provided in the Release Agreement, no claim or right  of  MLI  or MLI USA with respect to the Subject  Notes  is released or discharged by entry into this Agreement.



                           ARTICLE III

                             Closing

    3.01 Closing.  The Closing shall be held on the Closing Date,

after all of the conditions to Closing described in Article IV of this  Agreement shall have been satisfied or waived (the "Closing

Date").  Unless otherwise designated by MLI and MLI USA by notice to  AIP, the Closing shall be held at the offices of Ware,  Snow,

Fogel,  Jackson & Greene, P.C., 1111 Bagby, 49th Floor,  Houston,

Texas  77002.

     3.02  Delivery  at Closing.  At the Closing,  the  following events  shall  occur, and each event shall  be  deemed  to  occur simultaneously with each other event:

         a.    Delivery  by  AIP to MLI and MLI  USA.  AIP  shall

    deliver  or  cause to be delivered to MLI  and  MLI  USA  the following:

              1.   The sum of $2,944,688.16 U.S. by wire transfer

         for  the  benefit of MLI to Citibank, NY, ABA  #021  000

         089,  for  credit  to  Account  #36858201,  for  further

         credit to Account #845978.

              2.   The sum of $2,423,425.50 U.S. by wire transfer

         for  the  benefit  of MLI USA to State Street  Bank  and

         Trust  Co., ABA #011 000 028, BNF:  MANUSA CORP  SURPLUS

         HIGH  YIELD,  Account  #4362-780-1,  OBI:   MANUSA  CORP

         SURPLUS HIGH YIELD, Fund #YZ22.

              3.    The duly executed originals of the Collateral

         Documents   with   the  exception  of   the   Collateral

         Documents  to be executed and delivered by  Patapsco  #1

         Limited  Partnership and Patapsco #2 Limited Partnership

         pursuant  to  Sections  3.02(b)  and  3.02(c)  of   this

         Agreement.

             4.   A schedule of insurance coverage on a property-

         by-property  basis for the Subject Collateral  owned  by

         AIP.

              5.    The  duly  executed original of  the  Release

         Agreement.

              6.    The  duly  executed original  of  the  Agreed

         Motion.

              7.    The  duly  executed original  of  the  Agreed

         Judgment.

               8.    The  duly  executed original of  the  Option

Agreement.

                            9.    The AIP Tamarac, Inc. Stock.

                            10.   The AIP Northview, Inc. Stock.

              11.   The  supporting  documents  provided  for  in

         Section 4.01(d).

              12.  The Opinion Letter.

              13.   The Notice of Requirements  of

                   Sale, Finance and Refinance - Tamarac.

              14.   The Notice of Requirements  of

                   Sale, Finance and Refinance - Northview.

         b.    Delivery by Patapsco #1 Limited Partnership to MLI

    and  MLI  USA.  Patapsco #1 Limited Partnership shall deliver or cause to be delivered to MLI and MLI USA the following:

              1.   The duly executed original of the Patapsco  #1

                   Property Deed of Trust.

               2.   The duly executed original of the Patapsco #1

Financing Statement.

              3.   A   schedule  of  insurance  coverage  on  the

                   Patapsco #1 Property.

              4.      The   supporting  documents

                   provided for in Section 4.01(d).

              5.    The Opinion Letter.

         c.    Delivery by Patapsco #2 Limited Partnership to MLI

    and  MLI  USA.  Patapsco #2 Limited Partnership shall deliver or cause to be delivered to MLI and MLI USA the following:

              1.   The duly executed original of the Patapsco  #2

                   Property Deed of Trust.

              2.   The duly executed original of the Patapsco #2

Financing Statement.

              3.   A   schedule  of  insurance  coverage  on  the

                   Patapsco #2 Property.

              4.      The   supporting  documents

                   provided for in Section 4.01(d).

                            5.    The Opinion Letter.

         d.    Delivery  by  MLI  to  AIP,  Patapsco  #1  Limited

    Partnership and Patapsco #2 Limited Partnership.   MLI  shall

    deliver  to AIP, Patapsco #1 Limited Partnership and Patapsco

    #2  Limited  Partnership the following which have  been  duly executed by MLI:

             1.   The Option Agreement.

             2.   The Release Agreement.

             3.   The Agreed Motion.

             4.   The Agreed Judgment.

             5.    The  supporting  documents  provided  for  in

         Section 4.02(c).

         e.    Delivery  by MLI USA to AIP, Patapsco  #1  Limited

    Partnership  and  Patapsco #2 Limited Partnership.   MLI  USA

    shall  deliver  to AIP, Patapsco #1 Limited  Partnership  and

    Patapsco  #2  Limited  Partnership the following  which  have been duly executed by MLI USA:

             1.   The Option Agreement.

             2.   The Release Agreement.

             3.   The Agreed Motion.

             4.   The Agreed Judgment.

             5.    The  supporting  documents  provided  for  in

         Section 4.02(c).

         f.    Delivery  by  AIP to the Fidelity  Entities.   AIP

    shall  deliver  to the Fidelity Entities the following  which have been duly executed by AIP:

             1.   The Release Agreement.

             2.   The Agreed Motion.

             3.   The Agreed Judgment.

         g.    Delivery  by  MLI  and MLI  USA  to  the  Fidelity

    Entities.   MLI  and MLI USA shall deliver  to  the  Fidelity

    Entities the following which have been duly executed  by  MLI and MLI USA:

             1.   The Release Agreement.

             2.   The Agreed Motion.

             3.   The Agreed Judgment.

         h.    Delivery by the Fidelity Entities to MLI  and  MLI

    USA.  The Fidelity Entities shall deliver to MLI and MLI  USA the  following which have been duly executed by the  Fidelity

    Entities:

             1.   The Release Agreement.

             2.   The Agreed Motion.

             3.   The Agreed Judgment.

         i.    Delivery  by the Fidelity Entities  to  AIP.   The

    Fidelity  Entities shall deliver to AIP the  following  which have been duly executed by the Fidelity Entities:

             1.   The Release Agreement.

             2.   The Agreed Motion.

             3.   The Agreed Judgment.



                           ARTICLE IV

                           Conditions

     4.01 Conditions to the Obligations of MLI and MLI USA.   The

obligations  of  MLI  and MLI USA hereunder are  subject  to  the satisfaction,  unless waived in writing by MLI  and  MLI  USA  at their  option,  and in their sole discretion, on  or  before  the closing of the conditions set forth below:

         a.    Representations and Warranties of Each Obligor  to

    be  True and Correct.  The representations and warranties  of each  Obligor contained in this Agreement shall be  true  and correct  in  all material respects on and as of the  Closing,

    with  the  same  effect  as though such  representations  and warranties had been made on and as of each such date.

         b.    Performance  of  Covenants and  Agreements.   Each

    Obligor   shall   have  performed  and  complied   with   all

    covenants,  agreements  and  obligations  contained  in  this

    Agreement required to be performed or complied with  by  them prior to or at the Closing.

         c.    Consents and Litigation.  Each Obligor shall  have

    obtained   all   required  third  party   consents   to   the

    transactions   contemplated  by  this   Agreement   and   all

    statutory   requirements  for  valid  consummation   of   the

    transactions contemplated by this Agreement shall  have  been fulfilled  and all necessary governmental consents, approvals or  authorizations shall have been obtained.  There shall not have  been  filed  or threatened any suit,  action  or  other proceeding  (including any investigation of any  governmental

    agency)   to   restrain   or  invalidate   the   transactions

    contemplated   by   this  Agreement  and  no   order,   writ,

    injunction,  or  decree  shall have been  entered  or  be  in effect  that  restrains, enjoins or limits  the  transactions contemplated by this Agreement.

         d.   Supporting Documents.  MLI, MLI USA and its counsel

    shall have received prior to or at the Closing copies of  the following documents:

               1.    A  certificate  of  the  Secretary  for  AIP

         certifying  that attached is a resolution of  the  Trust

         Managers  of  AIP dated the Closing Date and  certifying

         (a)  that  attached  thereto is the resolutions  of  the

         Trust   Managers  of  AIP  authorizing  (AIP,   in   its

         individual  trust capacity, and in its capacity  as  the

         sole   general   partners   of   Patapsco   #1   Limited

         Partnership  and  Patapsco #2 Limited  Partnership)  the

         execution,  delivery, and performance of this Agreement;

         the   consummation   of  the  transaction   contemplated

         hereby; the execution, delivery and performance of  each

         of   the   other  instruments  provided  for   in   this

         Agreement;  which resolutions remain in full  force  and

         effect   on   behalf   of  AIP,  Patapsco   #1   Limited

         Partnership  and  Patapsco #2 Limited  Partnership;  and

         (b)  to  the election, incumbency and signatures of  the

         officer  or  officers of AIP executing  this  Agreement,

         each  agreement provided for herein, and any certificate

         or instrument furnished pursuant hereto.

         e.    The  Fidelity  Entities shall  have  executed  and

    delivered  the  Release Agreement, Agreed Motion  and  Agreed

    Judgment.

      4.02  Conditions  to  the  Obligations  of  Obligor.    The

obligations  of  each  Obligor  hereunder  are  subject  to   the

satisfaction, unless waived in writing by Obligor at its  option,

and  in  its  sole discretion, on or before the  Closing  of  the conditions set forth below:

         a.    Representations and Warranties of MLI and MLI  USA

    to  be  True and Correct.  The representations and warranties of  MLI and MLI USA contained in this Agreement shall be true and  correct  in  all material respects  on  and  as  of  the

    Closing,  with the same effect as though such representations and warranties had been made on and as of each such date.

         b.    Performance of Covenants and Agreements.  MLI  and

    MLI   USA   shall  have  performed  and  complied  with   all

    covenants,  agreements  and  obligations  contained  in  this

    Agreement required to be performed or complied with  by  them prior to or at the Closing.

         c.   Supporting Documents.  Each Obligor and its counsel

    shall have received prior to or at the Closing copies of  the following documents:

              1.   A certificate of an officer that is at least a

         Senior  Vice-President of MLI certifying  that  MLI  has

         full  power  and authority, and has taken all  corporate

         actions  necessary to execute and deliver this Agreement

         and  consummate the transactions contemplated hereby and

         perform all of its obligations hereunder.

              2.    A certificate of  an officer of MLI USA  that

         is  at  least an Assistant Secretary certifying MLI  USA

         has   full  power  and  authority,  and  has  taken  all

         corporate actions necessary to execute and deliver  this

         Agreement  and consummate the transactions  contemplated

         hereby and perform all of its obligations hereunder.

         d.    The  Fidelity  Entities shall  have  executed  and

    delivered  the  Release Agreement, Agreed Motion  and  Agreed

    Judgment.





                            ARTICLE V

            Note Purchase Agreement and Subject Notes

     5.01  The determination as to the existence of an  Event  of

Default subsequent to the Closing Date under this Agreement shall be  governed  solely  by the provisions of Article  XXI  of  this

Agreement  and  not  Article VI of the Note  Purchase  Agreement.

AIP,  MLI and MLI USA agree that Articles V, VI and VIII  of  the

Note Purchase Agreement are of no continuing force and/or effect.

     5.02 The paragraphs numbered 14 of each of the Subject Notes are  each  modified  to  delete  all  of  the  language  of  such paragraphs and replace it with the following:

              "The  obligation  or  liability  of  REIT

         hereunder  shall  not  be  personally  binding

         upon  nor  shall  there  be  resort  for   the

         enforcement  thereof to the  private  property

         of    its    Trust   Managers,   Shareholders,

         officers,  employees or agents, regardless  of

         whether  such  obligation or liability  is  in

         the nature of contract, tort, or otherwise."

     5.03  To  the extent of any conflict between this Agreement,

the Note Purchase Agreement and the Subject Notes, the provisions of this Agreement shall control.



                           ARTICLE VI

                           Moratorium

     6.01 Moratorium.  During the Initial Moratorium Period,  and

if  applicable,  the Moratorium Period Extension and  the  Second

Moratorium  Period Extension, MLI and MLI USA will  forbear  from instituting (i) any suit or action against any Obligor or any  of its  assets to collect the indebtedness evidenced by the  Subject

Notes  and  this  Agreement, and (ii) any  foreclosure  or  legal

proceedings  upon  the Subject Collateral.   During  the  Initial

Moratorium  Period  and,  if applicable,  the  Moratorium  Period

Extension and Second Moratorium Period Extension, the running  of any  statutes of limitation effecting any claim or right  of  MLI and MLI USA are suspended and tolled.

     6.02  Initial  Moratorium Period.   The  Initial  Moratorium

Period  shall be from the Closing Date until the earlier  of  (i)

5:00  p.m., Central Standard Time, on November 23, 1996, or  (ii)

the occurrence of an Event of Default.

     6.03  Moratorium  Period Extension.  The  Moratorium  Period

Extension  shall  be from 5:00 p.m., Central  Standard  Time,  on

November  23,  1996 until the earlier of (i) 5:00  p.m.,  Central

Standard  Time, on March 31, 1997, or (ii) the occurrence  of  an

Event of Default.

     6.04 Conditions to Moratorium Period Extension.  There shall not be a Moratorium Period Extension unless each of the following conditions are strictly adhered to and timely and fully satisfied by Obligor:

         a.    Condition No. 1.  No Event of Default  shall  have

    occurred during the Initial Moratorium Period.

         b.    Condition No. 2.  All payments required to be made

    during  the  Initial Moratorium Period pursuant  to  Sections

    7.02,  7.03, 7.04 and 7.05 of this Agreement must  have  been made to MLI and MLI USA by Obligor.

         c.    Condition  No.  3.  During the Initial  Moratorium

    Period  Obligor must have made principal payments to MLI  and

    MLI  USA  totaling  at least Twenty-Five Million  and  00/100

    Dollars  ($25,000,000.00),  exclusive  of  the  payment  made

    pursuant   to   Section  6.04(d).   The  principal   payments

    (excluding  the  payment made pursuant to  Section  6.04(d)),

    shall  be applied dollar-for-dollar as and when paid  to  the

    Option  Two  Price and pro rata to the outstanding  principal balances  of the Subject Notes from time to time outstanding.

    Payments  made pursuant to Sections 3.02, 7.02 and  7.03  are interest  payments  and are not to be  credited  against  the

    Twenty-Five   Million  and  00/100  Dollars  ($25,000,000.00)

    principal payment required in this section.

         d.    Condition No. 4.  On or before 5:00 p.m.,  Central

    Standard  Time, on November 23, 1996, Obligor must have  made an  additional  payment to MLI and MLI USA in the  amount  of

    Two  Hundred  Fifty Thousand and No/100 Dollars ($250,000.00)

    to  be  applied  pro rata to the principal  balances  of  the

    Subject  Notes, but not the Option Two Price.   This  payment

    is  in addition to the payments required pursuant to Sections

    3.02, 7.02, 7.03, 7.04 and 7.05.

      6.05   Second  Moratorium  Period  Extension.   The  Second

Moratorium  Period  Extension shall be from  5:00  p.m.,  Central

Standard  Time, on March 31, 1997, until the earlier of (i)  5:00

p.m.,  Central  Standard Time, on June  30,  1997,  or  (ii)  the

occurrence of an Event of Default.

    6.06 Conditions to Second Moratorium Period Extension.  There

shall  be  a Section Moratorium Period Extension if and  only  if each  of  the  following conditions are strictly adhered  to  and timely and fully satisfied by Obligor.

         a.    Condition No. 1.  All of the conditions set  forth

    in  Section  6.04  must  have been strictly  adhered  to  and timely and fully satisfied.

         b.    Condition No. 2.  No Event of Default  shall  have

    occurred during the Moratorium Period Extension.

         c.    Condition No. 3.  All payments required to be made

    during  the Moratorium Period Extension pursuant to  Sections

    7.02,  7.03, 7.04 and 7.05 of this Agreement must  have  been made to MLI and MLI USA by Obligor.

         d.    Condition No. 4.  On or before 5:00 p.m.,  Central

    Standard Time, on March 31, 1997, Obligor must have  made  an additional  principal reduction payment  to  be  applied  pro rata  to  the  then  outstanding principal  balances  of  the

    Subject  Notes  in the amount of One Hundred  Fifty  Thousand

    and  00/100  Dollars  ($150,000.00).   This  payment  is   in

    addition  to  payments required pursuant  to  Sections  3.02,

    6.04(d), 7.02, 7.03, 7.04 and 7.05.

     6.07  Effect of Failure to Satisfy Conditions to  Moratorium

Period Extension.  If any one or more of the conditions set forth in  Section  6.04  is  not wholly or timely satisfied,  then  the

Moratorium  provided in Section 6.01 shall terminate as  provided in Section 6.02.

     6.08  Effect  of  Failure to Satisfy  Conditions  to  Second

Moratorium  Period  Extension.  If the conditions  set  forth  in

Section 6.04 are wholly and timely satisfied but any one or  more of  the  conditions set forth in Section 6.06 is not  wholly  and timely  satisfied, then the moratorium provided in  Section  6.01 shall terminate as provided in Section 6.03.



                           ARTICLE VII

                  Interest Accrual and Payments

     7.01 Interest Accrual.  Interest will accrue from April  13,

1996  on  the outstanding principal balances owing on the Subject

Notes at the rate of 8.80% per annum computed as provided in  the

Subject  Notes  until  the occurrence  of  an  Event  of  Default hereunder.  Although the Subject Notes remain fully matured,  and due  and  owing, interest shall accrue thereon at the non-default rate  provided for in the Subject Notes.  Upon the occurrence  of an  Event  of  Default hereunder, interest shall  accrue  on  the outstanding  balance of each of the Subject Notes at the  default rate provided for in the Subject Notes.

     7.02  Interest Payment on Promissory Note B-1.   During  the

Initial  Moratorium  Period  and, if applicable,  the  Moratorium

Period  Extension and Second Moratorium Period Extension, Obligor

shall,  on  or  before  the first Business  Day  of  each  month,

commencing  on  June  3, 1996, pay to MLI  USA  or  its  assignee permitted  under  the  terms  of  this  Agreement  such  interest accruing  through the first day of each applicable month  at  the rate  of  8.80% per annum specified in Promissory  Note  B-1  and calculated by utilizing the unpaid portion of the Promissory Note

B-1  Option Price from time to time outstanding as opposed to the outstanding  balance of Promissory Note B-1  from  time  to  time

outstanding.   The  interest payment due June 1,  1996  shall  be

calculated  from  (and include interest on)  May  2,  1996.   The

monthly  payments shall be applied against the interest  accruing on  the  outstanding  principal balance of Promissory  Note  B-1.

Notwithstanding the fact that monthly payments of interest  under this Agreement shall be calculated by utilizing principal amounts that will be less than the actual principal balance of Promissory

Note B-1 from time to time outstanding, Obligor acknowledges  and agrees  that interest shall accrue on Promissory Note B-1 on  the actual  principal balance thereof from time to time  outstanding.

That  portion  of the accrued interest which is not satisfied  by the  required monthly payments shall be deferred and shall be due and payable upon the occurrence of an Event of Default.

     7.03  Interest Payment on Promissory Note B-2.   During  the

Initial  Moratorium  Period  and, if applicable,  the  Moratorium

Period  Extension and Second Moratorium Period Extension, Obligor

shall  on  or  before  the  first Business  Day  of  each  month,

commencing on June 3, 1996, pay to MLI or its assignee  permitted under  the terms of this Agreement such interest accruing through the  first day of each applicable month at the rate of 8.80%  per

annum  specified  in  Promissory  Note  B-2  and  calculated   by

utilizing  the unpaid portion of the Promissory Note  B-2  Option

Price from time to time outstanding as opposed to the outstanding balance of Promissory Note B-2.  The interest payment due June 1,

1996  shall be calculated from May 2, 1996.  The monthly payments shall be applied against the interest accruing on the outstanding principal  balance  of  Promissory Note B-2  from  time  to  time outstanding.  Notwithstanding the fact that monthly  payments  of interest  under this Agreement shall be calculated  by  utilizing principal  amounts  that will be less than the  actual  principal balance  of  Promissory Note B-2 from time to  time  outstanding,

Obligor  acknowledges and agrees that interest  shall  accrue  on

Promissory  Note B-2 on the actual balance thereof from  time  to time outstanding.  That portion of the accrued interest which  is not  satisfied by the required monthly payments shall be deferred and  shall be due and payable upon the occurrence of an Event  of

Default.

     7.04 Principal Payments.  Prior to expiration or termination of  the  Initial  Moratorium Period, Obligor must make  principal payments  to  MLI and MLI USA or their assignees permitted  under this  Agreement totaling at least Twenty-Five Million and  00/100

Dollars ($25,000,000), exclusive of the payment provided  for  in

Section  6.04(d)  of this Agreement.  Payments made  pursuant  to

Sections 3.02, 7.02 and 7.03 of this Agreement are to be  applied solely against accrued interest and not the outstanding principal

balance  of  the  Subject Notes or the  Option  Two  Price.   The

payments  made pursuant to Sections 6.04(d) and 6.06(d)  of  this

Agreement  are  to  be applied pro rata against  the  outstanding principal  balances of the Subject Notes but not the  Option  Two

Price.

     7.05  Sale, Refinance or Financing.  In the event  that  any

Obligor finances, refinances or sells all or any portion  of  the

Subject Collateral or Existing Lien Properties a payment shall be made by Obligor to MLI and MLI USA to be applied pro rata against the  outstanding principal balances of the Subject Notes  and  to the  extent  required by the Option Agreement, be applied  dollar for dollar to the Promissory Note B-1 Option Price and Promissory

Note  B-2 Option Price on a pro rata basis) equal to the  greater

of:   (i)  the  Net Proceeds arising from the sale, refinance  or financing, or (ii) the Release Price specified for the applicable

property.   In the event that MLI and MLI USA are paid an  amount

in  excess  of  the Release Price in connection  with  any  sale,

refinance or financing of the Subject Collateral or Existing Lien

Properties,  or  AIP delivers amounts to MLI and  MLI  USA  under

Sections 10.03(d), 10.03(e), 10.04(d) and 10.04(e) hereof,  prior to  an  Event  of  Default, said excess  and/or  amounts  may  be utilized  by  Obligor  at its election as a  credit  against  the

Release  Price  requirements on any future transaction  involving the  Subject  Collateral or Existing Lien Properties  until  such time  as  any  such credit is exhausted.  Under no  circumstances shall  the proceeds from the sale, refinance or financing  by  an

Obligor of the Subject Collateral or Existing Lien Properties  be

applied  to  satisfy Obligor's obligations pursuant  to  Sections

7.02, 7.03, 6.04(d) and 6.06(d) of this Agreement.



                          ARTICLE VIII

                        Partial Releases

    8.01 Partial Releases.  Obligor shall be entitled to releases of  (1)  a  portion of the Subject Collateral from the Collateral

Documents  and  (2)  the  Existing  Lien  Properties   from   the

restrictions  contained herein subject to and in accordance  with the following provisions:

         a.    At  the  time of the release, no Event of  Default

    exists.

          b.    The  instruments  or  documents  evidencing  such

    partial release shall be prepared at the cost of Obligor  and shall  be in a form and substance reasonably satisfactory  to

    MLI and MLI USA.

         c.    Such  other documentation and information relating

    to  the  transaction  giving rise to  the  requested  release reasonably  requested by MLI and MLI USA in  connection  with such  partial release shall be delivered to MLI and  MLI  USA by Obligor.

         d.    With respect to any sale, the purchase price  must

    be  paid  in  full and in cash at the closing unless  Obligor pays  the applicable Release Price with other available funds of  Obligor  and/or credits provided for in  this  Agreement.

    MLI  and MLI USA shall be under no obligation to release  any right  hereunder  with respect to the Subject  Collateral  or the  Existing Lien Properties in connection with a sale  that provides  for purchase money financing to be provided  by  an

    Obligor  unless  Obligor  pays the applicable  Release  Price

    with   other  available  funds  of  Obligor  and/or   credits

    provided for in this Agreement.

         e.   MLI and MLI USA shall have received full payment in

    cash  or  immediately  available  funds  in  accordance  with

    Section 7.05.

                           ARTICLE IX

                        Option Agreement

     9.01 MLI and MLI USA acknowledge that in the event that, and only  in the event that, AIP timely and fully complies with  each and  every condition of the Option Agreement, that all  of  AIP's obligations to MLI and MLI USA under the Subject Notes  and  this

Agreement  shall be satisfied by full and timely payment  of  the

Option  Two  Price  in accordance with the terms  of  the  Option

Agreement.  Nothing in this Agreement is intended to or shall  be construed  to  alter in any respect the terms and conditions  set forth  in  the  Option Agreement.  To the extent of any  conflict between  the  Option Agreement, this Agreement  and  the  Subject

Notes, the provisions of the Option Agreement shall control.



                            ARTICLE X

                        Covenants of AIP

     AIP  hereby covenants and agrees with MLI and MLI  USA  that until  the Obligations are satisfied, it will comply at all times with the covenants set forth in this Article.

     10.01      Information.  AIP will deliver, or  cause  to  be

delivered, to MLI and MLI USA:

         a.    AIP shall furnish or cause to be furnished to  MLI

    and  MLI  USA  within five (5) Business  Days  after  AIP  is required  to  file the same with the Securities and  Exchange

    Commission    ("Commission"),   copies   of   the    periodic

    information,  documents  and  other  reports  which  AIP   is

    required  to  file  with the Commission pursuant  to  Section

    13(a)  of the Exchange Act.  If AIP ceases to be required  to file  information,  documents and other reports  pursuant  to

    Section 13 of the Exchange Act, it shall remain obligated  to

    furnish   the   same  information,  documents   and   reports

    otherwise  required under Section 13(a) of the  Exchange  Act to  MLI  and MLI USA within five (5) Business Days after  AIP

    would   have  been  required  to  file  the  same  with   the

    Commission.

         b.    AIP shall furnish or cause to be furnished to  MLI

    and  MLI  USA, within five Business Days after the  effective date thereof, copies of any amendment or modification to  its

    By-Laws and Declaration of Trust.

         c.    Within  thirty (30) days after  the  end  of  each

    quarter,  commencing  July  1, 1996,  AIP  shall  furnish  or cause  to  be furnished to MLI and MLI USA rent rolls  as  of the  end of the preceding quarterly period applicable to  the

    Subject Collateral and Existing Lien Properties.

         d.    AIP shall furnish or cause to be furnished  copies

    of  all  tax  assessments relating to the Subject  Collateral within five (5) Business Days of receipt thereof by AIP,  but not AIP's tax consultants.

         e.    Within five (5) Business Days of written  request,

    AIP  shall  furnish or cause to be furnished to MLI  and  MLI

    USA  proof of payment of all current year tax bills  relating to  the Subject Collateral and Existing Lien Properties prior to delinquency.

         f.    AIP shall furnish or cause to be furnished  copies

    of   any  third  party  appraisal  received  by  it  that  is

    performed  on  the  real  estate  and  improvements   pledged

    pursuant  to the Collateral Documents as well as the Existing

    Lien Properties within ten (10) days of receipt.

     10.02      Liens  and  Sale. Except  in  connection  with  a

financing transaction, refinancing transaction or sale  in  which

AIP  has satisfied the requirements of Sections 7.05 and 8.01  of this Agreement, AIP will not (i) sell all or any material part of the  Subject  Collateral, or (ii) directly or indirectly  create,

incur  or  permit to exist any liens with respect to the  Subject

Collateral.   AIP will not (i) sell all or any material  part  of

the  Existing  Lien  Properties, or (ii) directly  or  indirectly create, incur or permit to exist any liens on or with respect  to the  Existing  Lien  Properties (other than  the  existing  liens securing not more than the existing indebtedness amounts in favor of  GMAC  Commercial Mortgage Corporation and  Textron  Financial

Corporation)  except  in  connection with  a  sale  or  refinance transaction that will either (i) generate cash Net Proceeds  that will  equal  or  exceed the applicable Existing  Lien  Property's

Release  Price, or (ii) otherwise, together with other  available funds  of  AIP  and/or  credits under this  Agreement  (available pursuant to this Section 10.02 and Section 7.05) allow AIP to pay

the  applicable  Existing Lien Property Release  Price.   In  the

event  AIP  finances, refinances or sells either of the  Existing

Lien  Properties, AIP hereby covenants and agrees to pay  to  MLI and  MLI  USA  (to  be applied pro rata to the  then  outstanding principal balances of Promissory Note B-1 and Promissory Note B-2 and  to  the  extent  required by the Option  Agreement,  to  the

Promissory  Note B-1 Option Price and Promissory Note B-2  Option

Price on a pro rata basis) the greater of:  (i) the Release Price specified for the applicable Existing Lien Property, or (ii)  the

actual  Net  Proceeds resulting from such sale or refinance.   To

the extent AIP pays to MLI and MLI USA an amount in excess of the

Release  Price  in connection with any sale or refinance  of  any

Existing Lien Property, such excess may be utilized by AIP at its election  as  a credit against the Release Price requirements  on any  future transactions involving any Existing Lien Property  or any  Subject  Collateral until such time as any  such  credit  is exhausted.

     10.03     AIP Properties #1, L.P. and AIP Tamarac, Inc.   As

the  (i)  owners of 100% of the outstanding stock of AIP Tamarac,

Inc., the general partner and owner of a one percent interest  in

AIP  Properties  #1,  L.P.,  and (ii)  owner  of  a  99%  limited partnership interest in AIP Properties #1, L.P., AIP  shall  take all actions necessary to prevent:

         a.   The resignation or removal of AIP Tamarac, Inc.  as

    general partner of AIP Properties #1, L.P. without the  prior written consent of MLI and MLI USA.

         b.    The  sale, transfer or encumbrance by AIP Tamarac,

    Inc.   of  its  one  percent  partnership  interest  in   AIP

    Properties  #1, L.P. unless the greater of (i) $10,000,000.00

    (which may be paid from proceeds of the transaction or  other funds  of  AIP  and/or  credits available  pursuant  to  this

    Agreement), or (ii) the actual Net Proceeds of the  sale  are immediately  dividended and/or distributed to  AIP  which  in turn  pays  such  sum to MLI and MLI USA (to be  applied  pro rata  to  the  outstanding principal balances of the  Subject

    Notes and to the extent required by the Option Agreement,  to the Option Two Price).

         c.    The  issuance of any shares of AIP  Tamarac,  Inc.

    which  are  not  pledged to MLI and MLI USA pursuant  to  the

    Stock Pledge Agreement.

         d.   AIP Properties #1, L.P. from directly or indirectly

    creating  or incurring any liens with respect to the  Tamarac

    Property  (other than existing liens securing not  more  than

    the   existing  indebtedness  amounts  in  favor  of  Amresco

    Capital  Corp.),  except  in  connection  with   a  refinance

    transaction  with  respect  to  which  the  greater  of   (i)

    $10,000,000, or (ii) the actual Net Proceeds are  immediately dividended and/or distributed to AIP and which in  turn  pays such  sums to MLI and MLI USA (to be applied pro rata to  the outstanding  principal balances of the Subject Notes  and  to the  extent  provided in the Option Agreement, to the  Option

    Two Price).

         e.    The sale by AIP Properties #1, L.P. of all or  any

    material  portion of the Tamarac Property unless the  greater of  (i)  $10,000,000 (which may be paid from proceeds of  the transaction  or  other available funds of AIP and/or  credits available  pursuant to this Agreement), or  (ii)  the  actual

    Net  Proceeds  of the sale are immediately dividended  and/or distributed to AIP which in turn pays such sums  to  MLI  and

    MLI  USA (to be applied pro rata to the outstanding principal balances  of the Subject Notes and to the extent provided  in the Option Agreement, to the Option Two Price).

AIP  shall cause AIP Properties #1, L.P. to maintain and keep  in force  substantially similar insurance coverage relating  to  the

Tamarac  Property as maintained as of the date of this Agreement,

including  but  not  limited to liability coverage  of  at  least

$2,000,000.  AIP will cause proof of payment of the premiums  for all  such  insurers to be delivered to MLI and MLI  USA  promptly after  each such payment is made and in any case at least fifteen

(15) days before payment becoming delinquent.

    10.04     AIP Properties #2, L.P. and AIP Northview, Inc.  As

the (i) owners of 100% of the outstanding stock of AIP Northview,

Inc., the general partners and owner of a one percent interest in

AIP  Properties  #2,  L.P.,  and (ii)  owner  of  a  99%  limited partnership interest in AIP Properties #2, L.P., AIP  shall  take all actions necessary to prevent:

         a.    The resignation or removal of AIP Northview,  Inc.

    as  general  partner of AIP Properties #2, L.P.  without  the prior written consent of MLI and MLI USA.

         b.   The sale, transfer or encumbrance by AIP Northview,

    Inc.   of  its  one  percent  partnership  interest  in   AIP

    Properties  #2,  L.P.  unless the  greater  of  (i)  $400,000

    (which may be paid from proceeds of the transaction or  other available  funds of AIP and/or credits available pursuant  to this  Agreement), or (ii) the actual Net Proceeds of the sale are  immediately dividended and/or distributed to  AIP  which in  turn pays such sum to MLI and MLI USA (to be applied  pro rata  to  the  outstanding principal balances of the  Subject

    Notes and to the extent provided in the Option Agreement,  to the Option Two Price).

         c.    The issuance of any shares of AIP Northview,  Inc.

    which  are  not  pledged to MLI and MLI USA pursuant  to  the

    Stock Pledge Agreement.

         d.   AIP Properties #2, L.P. from directly or indirectly

    creating  or  incurring  any  liens  with  respect   to   the

    Northview  Property (other than existing liens  securing  not more  than  the  existing indebtedness amounts  in  favor  of

    Amresco  Capital  Corp.),  except  in  connection   with    a

    refinance  transaction with respect to which the  greater  of

    (i)   $400,000,   or  (ii)  the  actual  Net   Proceeds   are

    immediately  divided and re distributed to AIP and  which  in turn  pays  such sums to MLI and MLI USA (to be  applied  pro rata  to  the  outstanding principal balances of the  Subject

    Notes and to the extent provided in the Option Agreement,  to the Option Two Price).

         e.    The sale by AIP Properties #2, L.P. of all or  any

    material  portion  of  the  Northview  Property  unless   the

    greater  of (i) $400,000.00 (which may be paid from  proceeds of  the  transaction or other available funds of  AIP  and/or credits  available pursuant to this Agreement), or  (ii)  the actual  Net  Proceeds  of  the sale are  immediately  divided and/or  distributed to AIP which in turn pays  such  sums  to

    MLI  and  MLI  USA (to be applied pro rata to the outstanding principal  balances of the Subject Notes and  to  the  extent provided in the Option Agreement, to the Option Two Price).

AIP  shall cause AIP Properties #2, L.P. to maintain and keep  in force  substantially similar insurance coverage relating  to  the

Northview  Property  as  maintained  as  of  the  date  of   this

Agreement, including but not limited to liability coverage of  at

least  $2,000,000.   AIP  will cause  proof  of  payment  of  the

premiums for all such insurers to be delivered to MLI and MLI USA promptly after each such payment is made and in any case at least

15 days before payment becoming delinquent.

     10.05      Maintenance of Insurance.  AIP will at all  times

before the satisfaction of the Obligations, maintain and keep  in force  substantially similar insurance coverages relating to  the

Subject Collateral and Existing Lien Properties as maintained  by

AIP  as  of the date of this Agreement, including but not limited to liability coverage of at least $2,000,000.

     10.06      Payment  of Taxes, Impositions and  Claims.   AIP

shall  pay,  when  due, all taxes, assessments  and  governmental charges or levies imposed upon it, the income of AIP, the Subject

Collateral  or the proceeds arising from the disposition  of  the

Subject  Collateral,  and all claims or demands  of  materialmen,

mechanics,  carriers, warehousemen, landlords and any other  like

Person  which, if unpaid, might result in the creation of a  lien upon  the  income of AIP, the Subject Collateral or the  proceeds arising  from the disposition of the Subject Collateral; provided that  items  of the foregoing description need not be paid  while being contested in good faith and by appropriate proceedings.

    10.07     Distributions.  AIP shall not make distributions to

shareholders  until such time as the Subject Notes are  satisfied in  full in accordance with the provisions of this Agreement  and the Option Agreement.

     10.08      Environmental Law Compliance and Indemnity.   AIP

shall  promptly  pay  and discharge when due all  debts,  claims,

liabilities and obligations with respect to any clean-up measures necessary  for AIP to comply with Applicable Environmental  Laws.

AIP  hereby indemnifies and agrees to defend and hold MLI and MLI

USA  and  their successors and assigns harmless from and  against any  and all third party claims, demands, causes of action, loss,

damage,  liabilities,  costs and expenses  (including  reasonable attorneys'  fees  and  court costs) of  any  and  every  kind  or

character,  known  or   unknown, fixed  or  contingent,  asserted

against or incurred by MLI and MLI USA at any time and from  time to  time including, without limitation, those asserted or arising subsequent  to the payment or other satisfaction of  the  Subject

Notes,   by   reason  of  or  arising  out  of   the   ownership,

construction, occupancy, operation, use and maintenance of any of the  Subject  Collateral, including matters arising  out  of  the negligence of MLI and MLI USA; provided, however, this  indemnity shall not apply with respect to matters caused by or arising  out of  (i) the gross negligence or willful misconduct of MLI and MLI

USA  (it  being the express intention of the parties hereto  that

MLI  and  MLI  USA shall be indemnified from the consequences  of

their   negligence;   and   (ii)  the  construction,   occupancy,

operation, use and maintenance of the Subject Collateral  by  any

lessee   or   party  in  possession  of  the  Subject  Collateral

subsequent  to  the ownership of the Subject Collateral  by  AIP,

provided  further, however, that this subclause  (ii)  shall  not exclude  from  the foregoing indemnity and agreement,  liability,

claims,  demands,  causes  of action,  loss,  damage,  costs  and expenses  imposed  by  reason of the  ownership  of  the  Subject

Collateral by MLI and MLI USA after purchase by MLI and  MLI  USA at  any  foreclosure sale or transfer in lieu  thereof  from  the extent the same shall be solely attributable to events that occur subsequent to the date legal title to the subject portion of  the

Subject  Collateral  is vested in MLI and MLI  USA  during  their

ownership   thereof).   The  foregoing  indemnity  and  agreement

applies  to  the  violation of any Applicable  Environmental  Law prior  to the payment or other satisfaction of the Subject  Notes

and  any  act,  omission,  event  or  circumstance  existing   or

occurring  on or about the Subject Collateral (including  without limitation the presence on the Subject Collateral or release from the  Subject Collateral of asbestos or other hazardous substances or  solid  waste disposed of or otherwise presenting or  released prior to the payment or other satisfaction of the Subject Notes).

It  shall  not  be a defense to the covenant of AIP to  indemnify that  the act, omission, event or circumstance did not constitute a  violation of any Applicable Environmental Law at the  time  of its existence or occurrence.  The terms "hazardous substance" and

"release"  shall  have the meanings specified  in  the  Superfund

Amendments  and  Reauthorization Act of 1986  ("SARA"),  and  the

terms  "solid  waste"  and  "disposed" shall  have  the  meanings specified in the Resource Conservation and Recovery Act  of  1976

("RCRA"); provided, to the extent that any other applicable  laws of  the United States of America or political subdivision thereof establish a meaning for "hazardous substance", "release",  "solid waste",  or  "disposed" which is broader than that  specified  in either  SARA or RCRA, such broader meaning shall apply.  As  used in  this Agreement, "Applicable Environmental Law" shall mean and include  the singular, and "Applicable Environmental Laws"  shall

mean and include the collective aggregate of the following:   Any

law, statute, ordinance, rule, regulation, order or determination of  any  governmental authority or any board of fire underwriters

(or  other  body exercising similar functions),or any restrictive covenant  or  deed restriction (recorded or otherwise)  affecting any of the Subject Collateral pertaining to health, safety or the environment, including, without limitation, all applicable zoning ordinances  and building codes, flood disaster laws  and  health,

safety  or  the  environment, including without  limitation,  the comprehensive Environmental Response, Compensation, and Liability

Act  of 1980, the Resource Conservation and Recovery Act of 1976,

the  Superfund Amendments and Reauthorization Act  of  1986,  the

Occupational  Safety  and Health Act and any  federal,  state  or municipal laws, ordinances, regulations or law which may  now  or hereafter  require removal of asbestos or other hazardous  wastes from any of the Subject Collateral or impose any liability on MLI and  MLI USA related to asbestos or other hazardous wastes in any of  the Subject Collateral.  The provisions of this Section 10.08 shall  survive  the  repayment  of  the  Subject  Notes  and  any foreclosure  of  MLI  and MLI USA's liens  or  deed  in  lieu  of foreclosures  with respect to any Subject Collateral,  and  shall continue  thereafter in full force and effect.  In the  event  of the  transfer  of  the Subject Notes or any portion  thereof,  in accordance  with  this Agreement, MLI and MLI USA  or  any  prior holder of the Subject Notes and any participants permitted  under this  Agreement shall continue to be benefitted by this indemnity and  agreement with respect to the period of such holding of  the

Subject Notes.

     10.09      Payment on Taking or Destruction.  In  the  event

that  damage, destruction or a taking shall occur in  respect  of all  or a portion of the Subject Collateral, AIP shall apply  any

insurance   or  condemnation  proceeds  in  respect  thereof   in

accordance with the provisions of the Collateral Documents.

     10.10     Covenant Compliance.  AIP shall perform and comply

with  all covenants, obligations and agreements contained in this

Agreement, the Release Agreement and in the Collateral Documents.

     10.11      Additional  Documents.   AIP  shall  execute  and

deliver or cause to be executed and delivered to MLI and MLI  USA upon  MLI and MLI USA's reasonable request such other and further instruments or documents as in the reasonable judgment of MLI and

MLI  USA  to  conform,  create, evidence,  perfect,  preserve  or maintain  MLI  and  MLI USA's liens or MLI and MLI  USA's  rights hereunder or under the Collateral Documents, and AIP shall do all such  additional  acts,  give such assurances  and  execute  such instruments  as  MLI and MLI USA may reasonably require  to  vest more  completely  in and assure to MLI and MLI USA  their  rights under this Agreement.

     10.12      Court Signing of the Agreed Judgment.  AIP  shall

take all actions reasonably necessary to obtain the signature  by the Court of the Agreed Judgment in the Subject Litigation.



                           ARTICLE XI

          Covenants of Patapsco #1 Limited Partnership

     Patapsco #1 Limited Partnership hereby covenants and  agrees with  MLI  and  MLI  USA that until all of  the  Obligations  are satisfied,  it  will comply at all times with the  covenants  set forth in this Article.

     11.01      Patapsco #1 Limited Partnership will not directly

or  indirectly create, incur or permit to exist any liens  on  or with  respect  to the Patapsco #1 Property, except in  connection with a refinance transaction in which the actual Net Proceeds are immediately paid to MLI and MLI USA  (to be applied pro  rata  to the  outstanding principal balances of the Subject Notes  and  to the  extent  required by the Option Agreement, to the  Promissory

Note  B-1 Option Price and Promissory Note B-2 Option Price on  a

pro  rata  basis).  In the event Patapsco #1 Limited  Partnership sells  all  or any material portion of the Patapsco #1  Property,

Patapsco #1 Limited Partnership agrees to immediately pay MLI and

MLI  USA out of the sales proceeds (to be applied pro rata to the outstanding principal balances of the Subject Notes  and  to  the extent required by the Option Agreement, to the Promissory Note B-

1 Option Price and Promissory Note B-2 Option Price on a pro rata

basis)   the  greater of (i) the Net Proceeds, or (ii) $1,980,000

U.S.

     11.02      Maintenance  of Insurance.  Patapsco  #1  Limited

Partnership  will  at  all times before the satisfaction  of  the

Obligations,  maintain  and keep in force  substantially  similar insurance  coverages  relating to the  Patapsco  #1  Property  as maintained by Patapsco #1 Limited Partnership as of the  date  of this  Agreement, including but not limited to liability  coverage of at least $2,000,000.

    11.03     Payment of Taxes, Impositions and Claims.  Patapsco

#1   Limited   Partnership  shall  pay,  when  due,  all   taxes,

assessments and governmental charges or levies imposed  upon  it,

the  income  of Patapsco #1 Limited Partnership, the Patapsco  #1

Property  or  the  proceeds arising from the disposition  of  the

Patapsco  #1  Property, and all claims or demands of materialmen,

mechanics,  carriers, warehousemen, landlords and any other  like

Person  which, if unpaid, might result in the creation of a  lien upon  the income of Patapsco #1 Limited Partnership, the Patapsco

#1  Property or the proceeds arising from the disposition of  the

Patapsco  #1  Property;  provided that  items  of  the  foregoing description need not be paid while being contested in good  faith and by appropriate proceedings.

      11.04       Environmental  Law  Compliance  and  Indemnity.

Patapsco  #1 Limited Partnership shall promptly pay and discharge when  due  all  debts, claims, liabilities and  obligations  with respect  to  any  clean-up  measures necessary  for  Patapsco  #1

Limited Partnership to comply with Applicable Environmental Laws.

Patapsco #1 Limited Partnership hereby indemnifies and agrees  to defend  and hold MLI and MLI USA and their successors and assigns harmless  from  and  against  any and  all  third  party  claims,

demands,  causes of action, loss, damage, liabilities, costs  and expenses  (including reasonable attorneys' fees and court  costs)

of  any and every kind or character, known or  unknown, fixed  or contingent, asserted against or incurred by MLI and  MLI  USA  at any  time  and  from time to time including, without  limitation,

those  asserted  or arising subsequent to the  payment  or  other satisfaction of the Subject Notes, by reason of or arising out of

the   ownership,  construction,  occupancy,  operation,  use  and maintenance  of  the  Patapsco  #1  Property,  including  matters arising  out  of  the  negligence of MLI and MLI  USA;  provided,

however,  this indemnity shall not apply with respect to  matters caused  by or arising out of (i) the gross negligence or  willful misconduct of MLI and MLI USA (it being the express intention  of the parties hereto that MLI and MLI USA shall be indemnified from the  consequences of their negligence; and (ii) the construction,

occupancy,  operation, use and maintenance  of  the  Patapsco  #1

Property by any lessee or party in possession of the Patapsco  #1

Property  subsequent to the ownership of the Patapsco #1 Property by  Patapsco  #1 Limited Partnership, provided further,  however,

that  this  subclause (ii) shall not exclude from  the  foregoing indemnity  and agreement, liability, claims, demands,  causes  of action, loss, damage, costs and expenses imposed by reason of the ownership  of the Patapsco #1 Property by MLI and MLI  USA  after purchase  by MLI and MLI USA at any foreclosure sale or  transfer in  lieu  thereof  from  the  extent the  same  shall  be  solely attributable  to events that occur subsequent to the  date  legal title  to  the  subject portion of the Patapsco  #1  Property  is

vested  in MLI and MLI USA during their ownership thereof).   The

foregoing indemnity and agreement applies to the violation of any

Applicable  Environmental  Law prior  to  the  payment  or  other satisfaction of the Subject Notes and any act, omission, event or circumstance  existing or occurring on or about the  Patapsco  #1

Property  (including  without  limitation  the  presence  on  the

Patapsco #1 Property or release from the Patapsco #1 Property  of asbestos or other hazardous substances or solid waste disposed of or otherwise presenting or released prior to the payment or other satisfaction of the Subject Notes).  It shall not be a defense to the covenant of Patapsco #1 Limited Partnership to indemnify that the  act,  omission, event or circumstance did not  constitute  a violation of any Applicable Environmental Law at the time of  its existence  or  occurrence.  The terms "hazardous  substance"  and

"release"  shall  have the meanings specified  in  the  Superfund

Amendments  and  Reauthorization Act of 1986  ("SARA"),  and  the

terms  "solid  waste"  and  "disposed" shall  have  the  meanings specified in the Resource Conservation and Recovery Act  of  1976

("RCRA"); provided, to the extent that any other applicable  laws of  the United States of America or political subdivision thereof establish a meaning for "hazardous substance", "release",  "solid waste",  or  "disposed" which is broader than that  specified  in either  SARA or RCRA, such broader meaning shall apply.  As  used in  this Agreement, "Applicable Environmental Law" shall mean and include  the singular, and "Applicable Environmental Laws"  shall

mean and include the collective aggregate of the following:   Any

law, statute, ordinance, rule, regulation, order or determination of  any  governmental authority or any board of fire underwriters

(or  other  body exercising similar functions),or any restrictive covenant  or  deed restriction (recorded or otherwise)  affecting any  of the Patapsco #1 Property pertaining to health, safety  or the  environment, including, without limitation,  all  applicable zoning  ordinances  and building codes, flood disaster  laws  and health,  safety or the environment, including without limitation,

the   comprehensive  Environmental  Response,  Compensation,  and

Liability Act of 1980, the Resource Conservation and Recovery Act

of  1976,  the  Superfund Amendments and Reauthorization  Act  of

1986,  the  Occupational Safety and Health Act and  any  federal,

state or municipal laws, ordinances, regulations or law which may now  or  hereafter require removal of asbestos or other hazardous wastes  from  any  of  the  Patapsco #1 Property  or  impose  any liability  on  MLI  and  MLI USA related  to  asbestos  or  other

hazardous  wastes  in  any  of the  Patapsco  #1  Property.   The

provisions  of this Section 11.04 shall survive the repayment  of the  Subject Notes and any foreclosure of MLI and MLI USA's liens or  deed  in  lieu of foreclosures with respect  to  any  of  the

Patapsco #1 Property, and shall continue thereafter in full force and effect.  In the event of the transfer of the Subject Notes or any  portion thereof, in accordance with this Agreement, MLI  and

MLI  USA  or  any  prior  holder of the  Subject  Notes  and  any participants permitted under this Agreement shall continue to  be benefitted  by this indemnity and agreement with respect  to  the period of such holding of the Subject Notes.

     11.05      Payment on Taking or Destruction.  In  the  event

that  damage, destruction or a taking shall occur in  respect  of all or a portion of the Patapsco #1 Property, Patapsco #1 Limited

Partnership shall apply any insurance or condemnation proceeds in

respect  thereof  in  accordance  with  the  provisions  of   the

Collateral Documents.

      11.06       Covenant  Compliance.   Patapsco   #1   Limited

Partnership   shall  perform  and  comply  with  all   covenants,

obligations and agreements contained in this Agreement and in the

Collateral Documents.

      11.07       Additional  Documents.   Patapsco  #1   Limited

Partnership shall execute and deliver or cause to be executed and delivered  to  MLI and MLI USA upon MLI and MLI USA's  reasonable request such other and further instruments or documents as in the reasonable  judgment  of  MLI and MLI  USA  to  conform,  create,

evidence,  perfect, preserve or maintain MLI and MLI USA's  liens or  MLI  and  MLI USA's rights hereunder or under the  Collateral

Documents, and Patapsco #1 Limited Partnership shall do all  such

additional   acts,   give  such  assurances  and   execute   such

instruments  as  MLI and MLI USA may reasonably require  to  vest more  completely  in and assure to MLI and MLI USA  their  rights under this Agreement.



                           ARTICLE XII

          Covenants of Patapsco #2 Limited Partnership

     Patapsco #2 Limited Partnership hereby covenants and  agrees with  MLI  and  MLI  USA that until all of  the  Obligations  are satisfied,  it  will comply at all times with the  covenants  set forth in this Article.

     12.01      Patapsco #2 Limited Partnership will not directly

or  indirectly create, incur or permit to exist any liens  on  or with  respect  to the Patapsco #2 Property, except in  connection with  a  refinance  transaction in which  the  Net  Proceeds  are immediately  paid to MLI and MLI USA (to be applied pro  rata  to the  outstanding principal balances of the Subject Notes  and  to the  extent  required by the Option Agreement, to the  Promissory

Note  B-1 Option Price and Promissory Note B-2 Option Price on  a

pro  rata  basis).  In the event Patapsco #2 Limited  Partnership sells  all  or any material portion of the Patapsco #2  Property,

Patapsco #2 Limited Partnership agrees to immediately pay MLI and

MLI  USA out of the sales proceeds (to be applied pro rata to the outstanding principal balances of the Subject Notes  and  to  the extent required by the Option Agreement, to the Promissory Note B-

1 Option Price and Promissory Note B-2 Option Price on a pro rata basis)  greater  of (i) the Net Proceeds, and (ii)  $1,320,000.00

U.S.

     12.02      Maintenance  of Insurance.  Patapsco  #2  Limited

Partnership  will  at  all times before the satisfaction  of  the

Obligations,  maintain  and keep in force  substantially  similar insurance  coverages  relating to the  Patapsco  #2  Property  as maintained by Patapsco #2 Limited Partnership as of the  date  of this  Agreement, including but not limited to liability  coverage of at least $2,000,000.

    12.03     Payment of Taxes, Impositions and Claims.  Patapsco

#2   Limited   Partnership  shall  pay,  when  due,  all   taxes,

assessments and governmental charges or levies imposed  upon  it,

the  income  of Patapsco #2 Limited Partnership, the Patapsco  #2

Property  or  the  proceeds arising from the disposition  of  the

Patapsco  #2  Property, and all claims or demands of materialmen,

mechanics,  carriers, warehousemen, landlords and any other  like

Person  which, if unpaid, might result in the creation of a  lien upon  the income of Patapsco #2 Limited Partnership, the Patapsco

#2  Property or the proceeds arising from the disposition of  the

Patapsco  #2  Property;  provided that  items  of  the  foregoing description need not be paid while being contested in good  faith and by appropriate proceedings.

      12.04       Environmental  Law  Compliance  and  Indemnity.

Patapsco  #2 Limited Partnership shall promptly pay and discharge when  due  all  debts, claims, liabilities and  obligations  with respect  to  any  clean-up  measures necessary  for  Patapsco  #2

Limited Partnership to comply with Applicable Environmental Laws.

Patapsco #2 Limited Partnership hereby indemnifies and agrees  to defend  and hold MLI and MLI USA and their successors and assigns harmless  from  and  against  any and  all  third  party  claims,

demands,  causes of action, loss, damage, liabilities, costs  and expenses  (including reasonable attorneys' fees and court  costs)

of  any and every kind or character, known or  unknown, fixed  or contingent, asserted against or incurred by MLI and  MLI  USA  at any  time  and  from time to time including, without  limitation,

those  asserted  or arising subsequent to the  payment  or  other satisfaction of the Subject Notes, by reason of or arising out of

the   ownership,  construction,  occupancy,  operation,  use  and maintenance  of  the  Patapsco  #2  Property,  including  matters arising  out  of  the  negligence of MLI and MLI  USA;  provided,

however,  this indemnity shall not apply with respect to  matters caused  by or arising out of (i) the gross negligence or  willful misconduct of MLI and MLI USA (it being the express intention  of the parties hereto that MLI and MLI USA shall be indemnified from the  consequences of their negligence; and (ii) the construction,

occupancy,  operation, use and maintenance  of  the  Patapsco  #2

Property by any lessee or party in possession of the Patapsco  #2

Property  subsequent to the ownership of the Patapsco #2 Property by  Patapsco  #2 Limited Partnership, provided further,  however,

that  this  subclause (ii) shall not exclude from  the  foregoing indemnity  and agreement, liability, claims, demands,  causes  of action, loss, damage, costs and expenses imposed by reason of the ownership  of the Patapsco #2 Property by MLI and MLI  USA  after purchase  by MLI and MLI USA at any foreclosure sale or  transfer in  lieu  thereof  from  the  extent the  same  shall  be  solely attributable  to events that occur subsequent to the  date  legal title  to  the  subject portion of the Patapsco  #2  Property  is

vested  in MLI and MLI USA during their ownership thereof).   The

foregoing indemnity and agreement applies to the violation of any

Applicable  Environmental  Law prior  to  the  payment  or  other satisfaction of the Subject Notes and any act, omission, event or circumstance  existing or occurring on or about the  Patapsco  #2

Property  (including  without  limitation  the  presence  on  the

Patapsco #2 Property or release from the Patapsco #2 Property  of asbestos or other hazardous substances or solid waste disposed of or otherwise presenting or released prior to the payment or other satisfaction of the Subject Notes).  It shall not be a defense to the covenant of Patapsco #2 Limited Partnership to indemnify that the  act,  omission, event or circumstance did not  constitute  a violation of any Applicable Environmental Law at the time of  its existence  or  occurrence.  The terms "hazardous  substance"  and

"release"  shall  have the meanings specified  in  the  Superfund

Amendments  and  Reauthorization Act of 1986  ("SARA"),  and  the

terms  "solid  waste"  and  "disposed" shall  have  the  meanings specified in the Resource Conservation and Recovery Act  of  1976

("RCRA"); provided, to the extent that any other applicable  laws of  the United States of America or political subdivision thereof establish a meaning for "hazardous substance", "release",  "solid waste",  or  "disposed" which is broader than that  specified  in either  SARA or RCRA, such broader meaning shall apply.  As  used in  this Agreement, "Applicable Environmental Law" shall mean and include  the singular, and "Applicable Environmental Laws"  shall

mean and include the collective aggregate of the following:   Any

law, statute, ordinance, rule, regulation, order or determination of  any  governmental authority or any board of fire underwriters

(or  other  body exercising similar functions),or any restrictive covenant  or  deed restriction (recorded or otherwise)  affecting any  of the Patapsco #2 Property pertaining to health, safety  or the  environment, including, without limitation,  all  applicable zoning  ordinances  and building codes, flood disaster  laws  and health,  safety or the environment, including without limitation,

the   comprehensive  Environmental  Response,  Compensation,  and

Liability Act of 1980, the Resource Conservation and Recovery Act

of  1976,  the  Superfund Amendments and Reauthorization  Act  of

1986,  the  Occupational Safety and Health Act and  any  federal,

state or municipal laws, ordinances, regulations or law which may now  or  hereafter require removal of asbestos or other hazardous wastes  from  any  of  the  Patapsco #2 Property  or  impose  any liability  on  MLI  and  MLI USA related  to  asbestos  or  other

hazardous  wastes  in  any  of the  Patapsco  #2  Property.   The

provisions  of this Section 12.04 shall survive the repayment  of the  Subject Notes and any foreclosure of MLI and MLI USA's liens or  deed  in  lieu of foreclosures with respect  to  any  of  the

Patapsco #2 Property, and shall continue thereafter in full force and effect.  In the event of the transfer of the Subject Notes or any  portion thereof, in accordance with this Agreement, MLI  and

MLI  USA  or  any  prior  holder of the  Subject  Notes  and  any participants permitted under this Agreement shall continue to  be benefitted  by this indemnity and agreement with respect  to  the period of such holding of the Subject Notes.

     12.05      Payment on Taking or Destruction.  In  the  event

that  damage, destruction or a taking shall occur in  respect  of all  or  a  portion  of  the Patapsco #2  Property,  Patapsco  #2

Limited  Partnership  shall apply any insurance  or  condemnation proceeds in respect thereof in accordance with the provisions  of the Collateral Documents.

      12.06       Covenant  Compliance.   Patapsco   #2   Limited

Partnership   shall  perform  and  comply  with  all   covenants,

obligations and agreements contained in this Agreement and in the

Collateral Documents.

      12.07       Additional  Documents.   Patapsco  #2   Limited

Partnership shall execute and deliver or cause to be executed and delivered  to  MLI and MLI USA upon MLI and MLI USA's  reasonable request such other and further instruments or documents as in the reasonable  judgment  of  MLI and MLI  USA  to  conform,  create,

evidence,  perfect, preserve or maintain MLI and MLI USA's  liens or  MLI  and  MLI USA's rights hereunder or under the  Collateral

Documents, and Patapsco #2 Limited Partnership shall do all  such

additional   acts,   give  such  assurances  and   execute   such

instruments  as  MLI and MLI USA may reasonably require  to  vest more  completely  in and assure to MLI and MLI USA  their  rights under this Agreement.



                          ARTICLE XIII

                        Covenants of MLI

     MLI covenants and agrees with Obligor that until all of  the

Obligations are satisfied, it will comply at all times  with  the covenants set forth in this Article.

     13.01      Disclosure to any Other Person.  AIP acknowledges

that  MLI  and  MLI  USA or any holder of the Subject  Notes  may deliver  copies  of any financial statements and other  documents delivered  to  MLI  and MLI USA or such holder and  disclose  any other information disclosed to MLI and MLI USA or such holder  by or  on  behalf  of  AIP in connection with or  pursuant  to  this

Agreement  to  (a)  MLI  and MLI USA's  or  such  other  holder's

directors,   officers,   employees,   agents   and   professional

consultants,  (b) any Person to which MLI and  MLI  USA  or  such holder offers to sell any of the Subject Notes, (c) any Person to which  MLI and MLI USA or such holder sells or offers to  sell  a participation  in all or any part of the Subject Notes,  (d)  any federal  or  state regulatory authority having jurisdiction  over

MLI,  MLI  USA  or such holder, (e) the National  Association  of

Insurance Commissioners or any similar organization, or  (f)  any other  Person  to  which  such  delivery  or  disclosure  may  be necessary  and appropriate (i) in compliance with any law,  rule,

regulation  or order applicable to MLI, MLI USA or  such  holder,

(ii) in response to any subpoena or other legal process, (iii) in connection with any litigation or court proceeding to which  MLI,

MLI  USA  or such holder is a party, or (iv) in order to  protect

MLI,  MLI USA's or such other holder's investment in the  Subject

Notes.   MLI  shall provide AIP with notice of  any  subpoena  or

other legal process served upon it which requests the information

furnished pursuant to Sections 10.01(c) and 10.01(f).   MLI  will

not  produce  to  the party issuing the subpoena or  other  legal process  the  information provided pursuant to Sections  10.01(c)

and  (f) of this Agreement if AIP timely obtains from the subject court  an  order  quashing  the subpoena  or  legal  process  and excusing  MLI's  compliance with such  subpoena  or  other  legal process.  MLI and MLI USA acknowledge that they have been advised by  AIP that the information provided or disclosed to them by AIP pursuant to Sections 10.01(c) and 10.01(f) of this Agreement  may constitute  material non-public information under  United  States securities  laws and that such laws prohibit any person  who  has material non-public information about a person from purchasing or selling securities of such person.  Accordingly, MLI and MLI  USA agree that the information provided pursuant to Sections 10.01(c)

and 10.01(f) of this Agreement will be kept confidential by them;

provided, however, that such information may be disclosed for the purposes  described above, provided that (except with  regard  to the  matters  covered by Section 13.01(f)) the parties  receiving such  information shall agree for the benefit of Obligor to  keep such  information confidential and shall be advised of  the  non-

public  nature  of  such information and of their  responsibility under  United  States securities laws.  MLI and MLI  USA  do  not hereby  assume  any  obligations or duties with  respect  to  the conduct of any parties that receive the information.

      13.02      Limitation  of  Liability.   Any  obligation  or

liability  of AIP under this Agreement or the Subject  Notes,  or any  obligation or liability incurred by it pursuant to any other instrument,  transaction  or  undertaking  contemplated  by  this

Agreement  or  the Subject Notes shall not be personally  binding upon nor shall there be any resort for the enforcement thereof to the  private property of any of its trust managers, shareholders,

officers,  employees  or  agents,  regardless  of  whether   such

obligation  or  liability is in the nature of contract,  tort  or otherwise.

     13.03      Court Signing of the Agreed Judgment.  MLI  shall

take all actions reasonably necessary to obtain the signature  by the court of the Agreed Judgment in the Subject Litigation.



                           ARTICLE XIV

                      Covenants of MLI USA

     MLI USA covenants and agrees with Obligor that until all  of the  Obligations are satisfied, it will comply at all times  with the covenants set forth in this Article.

     14.01      Disclosure to any Other Person.  AIP acknowledges

that  MLI  and  MLI  USA or any holder of the Subject  Notes  may deliver  copies  of any financial statements and other  documents delivered  to  MLI  and MLI USA or such holder and  disclose  any other information disclosed to MLI and MLI USA or such holder  by or  on  behalf  of  AIP in connection with or  pursuant  to  this

Agreement  to  (a)  MLI  and MLI USA's  or  such  other  holder's

directors,   officers,   employees,   agents   and   professional

consultants,  (b) any Person to which MLI and  MLI  USA  or  such holder offers to sell any of the Subject Notes, (c) any Person to which  MLI and MLI USA or such holder sells or offers to  sell  a participation  in all or any part of the Subject Notes,  (d)  any federal  or  state regulatory authority having jurisdiction  over

MLI,  MLI  USA  or such holder, (e) the National  Association  of

Insurance Commissioners or any similar organization, or  (f)  any other  Person  to  which  such  delivery  or  disclosure  may  be necessary  and appropriate (i) in compliance with any law,  rule,

regulation  or order applicable to MLI, MLI USA or  such  holder,

(ii) in response to any subpoena or other legal process, (iii) in connection with any litigation  or court proceeding to which MLI,

MLI  USA  or such holder is a party, or (iv) in order to  protect

MLI,  MLI USA's or such other holder's investment in the  Subject

Notes.  MLI USA shall provide AIP with notice of any subpoena  or other legal process served upon it which requests the information

furnished  pursuant to Sections 10.01(c) and 10.01(f).   MLI  USA

will not produce to the party issuing the subpoena or other legal process  the  information provided pursuant to Sections  10.01(c)

and  (f) of this Agreement if AIP timely obtains from the subject court  an  order  quashing  the subpoena  or  legal  process  and excusing  MLI USA's compliance with such subpoena or other  legal process.  MLI and MLI USA acknowledge that they have been advised by  AIP that the information provided or disclosed to them by AIP pursuant to Sections 10.01(c) and 10.01(f) of this Agreement  may constitute  material non-public information under  United  States securities  laws and that such laws prohibit any person  who  has material non-public information about a person from purchasing or selling securities of such person.  Accordingly, MLI and MLI  USA agree that the information provided pursuant to Sections 10.01(c)

and 10.01(f) of this Agreement will be kept confidential by them;

provided, however, that such information may be disclosed for the purposes  described above, provided that (except with  regard  to the  matters  covered by Section 14.01(f)) the parties  receiving such  information shall agree for the benefit of Obligor to  keep such  information confidential and shall be advised of  the  non-

public  nature  of  such information and of their  responsibility under  United  States securities laws.  MLI and MLI  USA  do  not hereby  assume  any  obligations or duties with  respect  to  the conduct of any parties that receive the information.

      14.02      Limitation  of  Liability.   Any  obligation  or

liability  of AIP under this Agreement or the Subject  Notes,  or any  obligation or liability incurred by it pursuant to any other instrument,  transaction  or  undertaking  contemplated  by  this

Agreement  or  the Subject Notes shall not be personally  binding upon nor shall there be any resort for the enforcement thereof to the  private property of any of its trust managers, shareholders,

officers,  employees  or  agents,  regardless  of  whether   such

obligation  or  liability is in the nature of contract,  tort  or otherwise.

     14.03      Court Approval of the Agreed Judgment.   MLI  USA

shall take all actions reasonably necessary to obtain approval of and  signature by the court of the Agreed Judgment in the Subject

Litigation.

                           ARTICLE XV

              Representations and Warranties of AIP

    AIP represents and warrants to MLI and MLI USA that:

     15.01     Existence and Power.  AIP has been duly formed and

is  validly  existing as an unincorporated real estate investment trust under the laws of the State of Texas, with full real estate investment  trust power and authority to own its  properties  and conduct  its business as presently being conducted, and has  been duly  qualified for the transaction of business and  is  in  good standing  under the laws of each other jurisdiction in  which  it owns  or  leases properties, or conducts any business, so  as  to

require   such  qualification,  or  is  subject  to  no  material

liability  or  disability  by reason of  the  failure  to  be  so qualified in any such jurisdiction.

      15.02      Authorization;  Contravention.   The  execution,

delivery  and  performance of this Agreement and  the  Collateral

Documents  by  AIP  are within AIP's powers and  have  been  duly

authorized   by  all  necessary  trust  action.   The  execution,

delivery  and  performance of this Agreement and  the  Collateral

Documents by AIP and the compliance by AIP with all provisions of this  Agreement and the Collateral Documents and the consummation of  the  transactions  herein and therein contemplated  will  not result in a breach or violation of any of the terms or provisions of,  or constitute a default under, any indenture, mortgage, deed

of   trust,  loan  agreement  or  other  material  agreement   or

instrument to which AIP is a party or by which AIP is bound or to which  any of the property or assets of AIP is subject, nor  will such  action  result in any violation of the  provisions  of  the

Declaration of Trust or the By-Laws or any statute or any  order,

rule  or  regulation of any court or governmental agency or  body having  jurisdiction over AIP or any of its  properties;  and  no

consent,   approval,   authorization,  order,   registration   or

qualification of or with any such court or governmental agency or body  is required for the consummation by AIP of the transactions contemplated by this Agreement.  No consent or approval from  AIP

Properties #1, L.P., AIP Tamarac, Inc., AIP Properties  #2,  L.P.

or AIP Northview, Inc. is necessary or required for execution and delivery  of (i) this Agreement, (ii) the Stock Pledge Agreement,

or (iii) the AIP Partnership Interest Pledge Agreement.

     15.03      Enforceable Obligations.  This Agreement and  the

Collateral documents each constitute valid and binding agreements of  AIP, enforceable in accordance with their terms,  subject  to

applicable   bankruptcy   laws,   insolvency,   moratorium    and

reorganization  laws  and  other  laws  generally  affecting  the enforcement of creditors' rights.

     15.04      Title to Properties; Liens; Ownership.   AIP  has

good  and  indefeasible title to all of the  Subject  Collateral,

except  the  Subject  Collateral owned  by  Patapsco  #1  Limited

Partnership and Patapsco #2 Limited Partnership, (subject to  any applicable  Permitted Encumbrances with respect  to  the  Subject

Collateral).  AIP has good and indefeasible title to the Existing

Lien Properties (subject to the Burnsville Permitted Encumbrances

and  Northwest  Business  Park  I Permitted  Encumbrances).   AIP

Properties  #1,  L.P.  has  good and indefeasible  title  to  the

Tamarac Property (subject to the Tamarac Permitted Encumbrances).

AIP  Properties #2, L.P. has good and indefeasible title  to  the

Northview   Property   (subject  to   the   Northview   Permitted

Encumbrances).

      15.05      Full  Disclosure.   All  information  heretofore

furnished  by  AIP  to  MLI and MLI USA for  purposes  of  or  in connection  with  this Agreement or any transaction  contemplated hereby  is, and all such information hereafter furnished  by  AIP will be, true and accurate in every material respect and shall be without material omission.

     15.06     Environmental Matters.  To AIP's knowledge (a)  no

portion  of  the  Subject  Collateral  is  contaminated  by   any

substance  or  material  presently  identified  to  be  toxic  or

hazardous   according  to  any  Applicable   Environmental   Law,

including,  without  limitation,  any  asbestos,  polychlorinated biphenyl,  radioactive substance, methane, volatile hydrocarbons,

industrial solvents or any other material or substance which  has in  the  past or could foreseeably at the present time or at  any time  in the future cause or constitute a material health, safety or  other environmental hazard to any Person or property,  except as otherwise disclosed in a certificate executed by an authorized officer  of  AIP  and  delivered to MLI  and  MLI  USA  prior  to execution and delivery of this Agreement, (b) neither AIP nor any other  Person  has  caused  or suffered  to  occur  a  discharge,

spillage,  uncontrolled loss, seepage or  filtration  of  oil  or petroleum  or  chemical  liquids or  solids,  liquid  or  gaseous products  or  hazardous waste, or hazardous substance  at,  upon,

under  or  within  any portion of the Subject Collateral  or  any contiguous real estate, (c) neither AIP nor any other Person  has been  or is involved in operations at or near any portion of  the

Subject Collateral which could lead to the imposition on  AIP  or any  operator  of such property of liability which could  have  a material  adverse effect on the financial condition  or  business operations  of AIP or AIP together with the subsidiaries  or  the creation  of  a  lien  on  such property,  under  any  Applicable

Environmental  Law, or (d) neither AIP nor any other  Person  has knowingly permitted any tenant or occupant of any portion of  the

Subject  Collateral to engage in any activity that could lead  to the  imposition of liability on such tenant or occupant,  AIP  or any  operator  of any such property which could have  a  material adverse  effect on the financial condition or business operations of  AIP  or AIP together with the subsidiaries, or could lead  to the  creation  of a lien on such property, under  any  Applicable

Environmental Law.  No part of the Subject Collateral is  located within any property formerly used as a landfill.

     15.07      AIP Properties #1, L.P. has good and indefeasible

title  to  the Tamarac Property subject to the Tamarac  Permitted

Encumbrances.

     15.08      AIP Properties #2, L.P. has good and indefeasible

title   to  the  Northview  Property  subject  to  the  Northview

Permitted Encumbrances.

                           ARTICLE XVI

Representations and Warranties of Patapsco #1 Limited Partnership

     Patapsco  #1 Limited Partnership represents and warrants  to

MLI and MLI USA that:

      16.01       Existence  and  Power.   Patapsco  #1   Limited

Partnership  has been duly formed and is validly  existing  as  a limited  partnership under the laws of the State of  Texas,  with full  power  and authority to own its properties and conduct  its

business  as  presently  being  conducted,  and  has  been   duly

qualified for the transaction of business and is in good standing under  the  laws of each other jurisdiction in which it  owns  or leases  properties, or conducts any business, so  as  to  require such  qualification,  or is subject to no material  liability  or disability  by  reason of the failure to be so qualified  in  any such jurisdiction.

      16.02      Authorization;  Contravention.   The  execution,

delivery and performance of this Agreement by Patapsco #1 Limited

Partnership  are within Patapsco #1 Limited Partnership's  powers

and  have  been  duly  authorized by all necessary  action.   The

execution, delivery and performance of this Agreement by Patapsco

#1  Limited Partnership and the compliance by Patapsco #1 Limited

Partnership  with  all  provisions of   this  Agreement  and  the

Collateral  Documents and the consummation  of  the  transactions herein  and therein contemplated will not result in a  breach  or violation  of any of the terms or provisions of, or constitute  a default  under,  any  indenture, mortgage, deed  of  trust,  loan agreement  or  other  material agreement or instrument  to  which

Patapsco  #1 Limited Partnership is a party or by which  Patapsco

#1  Limited Partnership is bound or to which any of the  property or assets of Patapsco #1 Limited Partnership is subject, nor will such  action  result in any violation of the  provisions  of  the partnership  agreement  or any statute  or  any  order,  rule  or regulation  of  any court or governmental agency or  body  having jurisdiction over Patapsco #1 Limited Partnership or any  of  its properties;  and  no  consent,  approval,  authorization,  order,

registration  or  qualification of or  with  any  such  court  or governmental  agency or body is required for the consummation  by

Patapsco  #1 Limited Partnership of the transactions contemplated by this Agreement.

     16.03      Enforceable Obligations.  This Agreement and  the

Collateral Documents each constitute valid and binding agreements of  Patapsco  #1 Limited Partnership, enforceable  in  accordance

with   their  terms,  subject  to  applicable  bankruptcy   laws,

insolvency,  moratorium and reorganization laws  and  other  laws generally affecting the enforcement of creditors' rights.

    16.04     Title to Properties; Liens; Ownership.  Patapsco #1

Limited Partnership has good and indefeasible title to all of the

Patapsco #1 Property (subject to the Permitted Encumbrances  with respect to the Patapsco #1 Property).

     16.05      Environmental Matters.  To  Patapsco  #1  Limited

Partnership's  knowledge  (a)  no  portion  of  the  Patapsco  #1

Property  is contaminated by any substance or material  presently identified  to be toxic or hazardous according to any  Applicable

Environmental  Law, including, without limitation, any  asbestos,

polychlorinated   biphenyl,   radioactive   substance,   methane,

volatile  hydrocarbons, industrial solvents or any other material or  substance which has in the past or could foreseeably  at  the present  time or at any time in the future cause or constitute  a material  health,  safety or other environmental  hazard  to  any

Person   or  property,  except  as  otherwise  disclosed   in   a

certificate  executed  by an authorized officer  of  Patapsco  #1

Limited  Partnership and delivered to MLI and MLI  USA  prior  to execution and delivery of this Agreement, (b) neither Patapsco #1

Limited  Partnership nor any other Person has caused or  suffered to  occur  a  discharge, spillage, uncontrolled loss, seepage  or filtration  of  oil or petroleum or chemical liquids  or  solids,

liquid  or  gaseous  products or hazardous  waste,  or  hazardous substance  at, upon, under or within any portion of the  Patapsco

#1  Property or any contiguous real estate, (c) neither  Patapsco

#1  Limited  Partnership nor any other  Person  has  been  or  is involved in operations at or near any portion of the Patapsco  #1

Property  which  could  lead to the imposition  on   Patapsco  #1

Limited Partnership or any operator of such property of liability which  could  have  a material adverse effect  on  the  financial

condition   or  business  operations  of  Patapsco   #1   Limited

Partnership or Patapsco #1 Limited Partnership together with  the subsidiaries  or  the creation of a lien on such property,  under any  Applicable  Environmental Law, or (d)  neither  Patapsco  #1

Limited  Partnership nor any other Person has knowingly permitted any tenant or occupant of any portion of the Patapsco Property #1 to  engage  in any activity that could lead to the imposition  of liability  on  such  tenant  or  occupant,  Patapsco  #1  Limited

Partnership or any operator of any such property which could have a  material adverse effect on the financial condition or business operations  of  Patapsco #1 Limited Partnership  or  Patapsco  #1

Limited Partnership together with the subsidiaries, or could lead to  the creation of a lien on such property, under any Applicable

Environmental  Law.   No  part of the  Patapsco  #1  Property  is

located within any property formerly used as a landfill.



                          ARTICLE XVII

Representations and Warranties of Patapsco #2 Limited Partnership

     Patapsco  #2 Limited Partnership represents and warrants  to

MLI and MLI USA that:

      17.01       Existence  and  Power.   Patapsco  #2   Limited

Partnership  has been duly formed and is validly  existing  as  a limited  partnership under the laws of the State of  Texas,  with full  power  and authority to own its properties and conduct  its

business  as  presently  being  conducted,  and  has  been   duly

qualified for the transaction of business and is in good standing under  the  laws of each other jurisdiction in which it  owns  or leases  properties, or conducts any business, so  as  to  require such  qualification,  or is subject to no material  liability  or disability  by  reason of the failure to be so qualified  in  any such jurisdiction.

      17.02      Authorization;  Contravention.   The  execution,

delivery and performance of this Agreement by Patapsco #2 Limited

Partnership  are within Patapsco #2 Limited Partnership's  powers

and  have  been  duly  authorized by all necessary  action.   The

execution, delivery and performance of this Agreement by Patapsco

#2 Limited Partnership .and the compliance by Patapsco #2 Limited

Partnership  with  all  provisions  of  this  Agreement  and  the consummation  of the transactions herein and therein contemplated will  not result in a breach or violation of any of the terms  or provisions  of,  or  constitute a default under,  any  indenture,

mortgage,  deed  of  trust,  loan  agreement  or  other  material agreement  or instrument to which Patapsco #2 Limited Partnership is  a  party or by which Patapsco #2 Limited Partnership is bound or  to which any of the property or assets of Patapsco #2 Limited

Partnership  is  subject,  nor will such  action  result  in  any violation of the provisions of the partnership agreement  or  any statute  or  any  order,  rule  or regulation  of  any  court  or governmental agency or body having jurisdiction over Patapsco  #2

Limited  Partnership or any of its properties;  and  no  consent,

approval, authorization, order, registration or qualification  of or with any such court or governmental agency or body is required for  the  consummation by Patapsco #2, L.P. of  the  transactions contemplated by this Agreement.

     17.03      Enforceable Obligations.  This Agreement and  the

Collateral Documents each constitute valid and binding agreements of  Patapsco  #2 Limited Partnership, enforceable  in  accordance

with   their  terms,  subject  to  applicable  bankruptcy   laws,

insolvency,  moratorium and reorganization laws  and  other  laws generally affecting the enforcement of creditors' rights.

    17.04     Title to Properties; Liens; Ownership.  Patapsco #2

Limited Partnership has good and indefeasible title to all of the

Patapsco #2 Property (subject to the Permitted Encumbrances  with respect to the Patapsco #2 Property).

     17.05      Environmental Matters.  To  Patapsco  #2  Limited

Partnership's  knowledge  (a)  no  portion  of  the  Patapsco  #2

Property  is contaminated by any substance or material  presently identified  to be toxic or hazardous according to any  Applicable

Environmental  Law, including, without limitation, any  asbestos,

polychlorinated   biphenyl,   radioactive   substance,   methane,

volatile  hydrocarbons, industrial solvents or any other material or  substance which has in the past or could foreseeably  at  the present  time or at any time in the future cause or constitute  a material  health,  safety or other environmental  hazard  to  any

Person   or  property,  except  as  otherwise  disclosed   in   a

certificate  executed  by an authorized officer  of  Patapsco  #2

Limited  Partnership and delivered to MLI and MLI  USA  prior  to execution and delivery of this Agreement, (b) neither Patapsco #2

Limited  Partnership nor any other Person has caused or  suffered to  occur  a  discharge, spillage, uncontrolled loss, seepage  or filtration  of  oil or petroleum or chemical liquids  or  solids,

liquid  or  gaseous  products or hazardous  waste,  or  hazardous substance  at, upon, under or within any portion of the  Patapsco

#2  Property or any contiguous real estate, (c) neither  Patapsco

#2  Limited  Partnership nor any other  Person  has  been  or  is involved in operations at or near any portion of the Patapsco  #2

Property  which  could  lead to the imposition  on   Patapsco  #2

Limited Partnership or any operator of such property of liability which  could  have  a material adverse effect  on  the  financial

condition   or  business  operations  of  Patapsco   #2   Limited

Partnership or Patapsco #2 Limited Partnership together with  the subsidiaries  or  the creation of a lien on such property,  under any  Applicable  Environmental Law, or (d)  neither  Patapsco  #2

Limited  Partnership nor any other Person has knowingly permitted any tenant or occupant of any portion of the Patapsco Property #2 to  engage  in any activity that could lead to the imposition  of liability  on  such  tenant  or  occupant,  Patapsco  #2  Limited

Partnership or any operator of any such property which could have a  material adverse effect on the financial condition or business operations  of  Patapsco #2 Limited Partnership  or  Patapsco  #2

Limited Partnership together with the subsidiaries, or could lead to  the creation of a lien on such property, under any Applicable

Environmental  Law.   No  part of the  Patapsco  #2  Property  is

located within any property formerly used as a landfill.



                          ARTICLE XVIII

              Representations and Warranties of MLI

    MLI represents and warrants to Obligor that:

    18.01     Organization.  MLI has been and is validly existing

as  a  corporation under the laws of Canada, with full power  and authority  to  enter  into  this  Agreement,  to  consummate  the transactions  contemplated hereby and to carry out the  terms  of this Agreement.

      18.02      Legal,  Valid  and  Binding  Instrument.    This

Agreement  has  been duly authorized, executed and  delivered  by

MLI,  and  constitutes  a valid and legally  binding  instrument,

enforceable  in  accordance  with  its  terms,  subject,  as   to

enforcement, to bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors'

rights and to general equity principles.

     18.03      Conflicting  Agreements and Other  Matters.   The

compliance by MLI with all provisions of this Agreement  and  the consummation  of  the transactions herein contemplated  will  not result in a breach or violation of any of the terms or provisions of,  or constitute a default under, any indenture, mortgage, deed

of   trust,  loan  agreement  or  other  material  agreement   or

instrument to which MLI is a party or by which MLI is bound or to which  any of the property or assets of MLI is subject, nor  will such  action  result in any violation of the  provisions  of  the organizational documents of MLI or any statute or any order, rule or  regulation of any court or governmental agency or body having jurisdiction over MLI or any of its properties; and  no  consent,

approval, authorization, order, registration or qualification  of or with any such court or governmental agency or body is required for  the consummation by MLI of the transactions contemplated  by this Agreement.

                           ARTICLE XIX

            Representations and Warranties of MLI USA

    MLI USA represents and warrants to Obligor that:

     19.01      Organization.  MLI USA has been  and  is  validly

existing  as a corporation under the laws of Michigan, with  full power  and  authority to enter into this Agreement, to consummate the  transactions contemplated hereby and to carry out the  terms of this Agreement.

      19.02      Legal,  Valid  and  Binding  Instrument.    This

Agreement has been duly authorized, executed and delivered by MLI

USA,  and  constitutes  a valid and legally  binding  instrument,

enforceable  in  accordance  with  its  terms,  subject,  as   to

enforcement, to bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors'

rights and to general equity principles.

     19.03      Conflicting  Agreements and Other  Matters.   The

compliance  by MLI USA with all provisions of this Agreement  and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of,  or constitute a default under, any indenture, mortgage, deed

of   trust,  loan  agreement  or  other  material  agreement   or

instrument  to which MLI USA is a party or by which  MLI  USA  is bound  or  to which any of the property or assets of MLI  USA  is subject,  nor  will such action result in any  violation  of  the provisions  of  the organizational documents of MLI  USA  or  any statute  or  any  order,  rule  or regulation  of  any  court  or governmental agency or body having jurisdiction over MLI  USA  or any  of  its properties; and no consent, approval, authorization,

order, registration or qualification of or with any such court or governmental  agency or body is required for the consummation  by

MLI USA of the transactions contemplated by this Agreement.



                           ARTICLE XX

                          Assignability

     20.01      MLI, MLI USA and each other holder of the Subject

Notes  may  from  time to time transfer all or a  part  of  their interest in the Subject Notes, and/or grant any participation  in all  or  any  part of their respective interests in  the  Subject

Notes, without prior notice to or the consent of AIP, to a Person which is either (i) a wholly-owned subsidiary of MLI or MLI  USA,

or   (ii)  a  Qualified  Institutional  Investor  that   has   no

significant  lending, financial or other relationship  with  AIP.

Any  other  transfer  or participation shall  require  the  prior written consent and approval of AIP, which consent shall  not  be unreasonably withheld.  No representation express or  implied  is made by MLI and MLI USA as to when and to what Person the Subject

Notes   may  be  assigned  provided  that  such   satisfies   the

requirements  specified in this section.  MLI and  MLI  USA  each agrees  to  pay  and  save  Obligor  harmless  from  and  against liability  for  the payment of any taxes in connection  with  the

transfer   of   any  Subject  Notes.   Notwithstanding   anything

contained in this Agreement or the Subject Notes to the contrary,

if  on  or  after  the Closing Date MLI or MLI  USA  shall  grant participation  in  all  or any part of the  Subject  Notes  to  a permitted or approved participant, AIP shall only be obligated to deliver  to  MLI  and  MLI  USA any notices,  demands,  requests,

documents   and  other  information  required  to  be   delivered

hereunder or under the Subject Notes, and MLI and MLI USA  shall,

promptly  upon  receipt thereof, distribute  to  each  applicable

participant   such   notices,  demands,   requests,   and   other

information.



                           ARTICLE XXI

                            Defaults

     21.01      Events of Default.  The occurrence of any one  or

more of the following events shall constitute an Event of Default hereunder.

         a.    The  failure of any Obligor to pay  when  due  any

    Obligations   required   in  this  Agreement,   the   Release

    Agreement or the Collateral Documents and such failure  shall continue  for  a  period of five (5) days  after  receipt  of written  notice  of such Default by AIP from MLI  and/or  MLI

    USA.    Provided, however, it shall constitute  an  Event  of

    Default  without MLI and MLI USA providing notice of  Default if  (i)  any  Obligor  fails to pay when due  any  Obligation required  in this Agreement, (ii) such failure shall continue for  a  period of five (5) days, and (iii) on two  (2)  prior occasions after the Closing Date any Obligation was not  paid when  due and written notice of such Default was provided  by

    MLI and/or MLI USA on each such prior occasion.

          b.     The  failure  of  AIP  to  satisfy  the  payment

    obligations  evidenced  by  the  Subject  Notes  in  full  in accordance  with  this  Agreement and  the  Option  Agreement prior  to termination or expiration of the Initial Moratorium

    Period  unless  the  conditions to the  Moratorium  Extension

    Period set forth in Section 6.04 are timely satisfied.

          c.     The  failure  of  AIP  to  satisfy  the  payment

    obligations  evidenced  by  the  Subject  Notes  in  full  in accordance  with this Agreement and the Option Agreement  (i)

    prior   to   termination  or  expiration  of  the  Moratorium

    Extension Period, unless the conditions set forth in  Section

    6.06  are  timely satisfied, or (ii) prior to termination  or expiration of the Second Moratorium Extension Period.

         d.    The  failure, refusal or neglect of an Obligor  to

    properly  observe,  perform  or  comply  with  any  covenant,

    agreement  or  obligation contained in  this  Agreement,  the

    Release  Agreement or any of the Collateral Documents  [other than  those covered by any other subsection of Section 21.01]

    and  the continuation of such failure, refusal or neglect for thirty (30) days after written notice thereof has been  given to  such Obligor by MLI and MLI USA; provided, however,  that such  cure period will be extended for another single  thirty

    (30)  day period if the default or breach has not been  cured within  that period but the Obligor has used its best efforts to  cure  the  default or breach and thereafter  proceeds  to cure the same within that period with diligence.

         e.    Any  representation,  warranty,  certification  or

    statement  made by any Obligor in this Agreement  or  by  any

    Obligor  in  any  certificate  or  other  document  delivered

    pursuant   to  this  Agreement  shall  prove  to  have   been

    incorrect  in  any material respect when made  or  deemed  to have  been  made and is not cured by such Obligor within  ten

    (10)  days  after written notice thereof has  been  given  to such Obligor by MLI and MLI USA.

         f.    The  filing or commencement by any  Obligor  of  a

    voluntary  case  or  other  proceeding  seeking  liquidation,

    reorganization or other relief with respect to itself or  its debts  under any bankruptcy, insolvency or other similar  law now  or hereafter in effect, or seeking the appointment of  a trustee,  receiver, liquidator, custodian  or  other  similar official  of  it or any substantial part of its property,  or any  Obligor  shall  consent to any such  relief  or  to  the appointment  of or taking possession by any such official  in an  involuntary  case or other proceeding  commenced  against it,  or  shall make a general assignment for the  benefit  of creditors,  or shall fail generally to pay its debt  as  they become  due, or shall take any corporate action to  authorize any of the foregoing.

         g.    The filing or commencement of an involuntary  case

    or  other proceeding against any Obligor seeking liquidation,

    reorganization  or other relief with respect  to  it  or  its debts  under any bankruptcy, insolvency or other similar  law now  or hereafter in effect or seeking the appointment  of  a trustee,  receiver, liquidator, custodian  or  other  similar official  of it or any substantial part of its property,  and such  involuntary  case  or  other  proceeding  shall  remain undismissed  and unstayed for a period of ninety  (90)  days;

    or  an  order for relief shall be entered against any Obligor under  the  federal bankruptcy laws as now  or  hereafter  in effect.

         h.   The liquidation or dissolution of any Obligor prior

    to  sale of all of its assets in accordance with the terms of this Agreement.

         i.   One or more judgments or orders for the payment  of

    money  aggregating in excess of $1,000,000  shall  be  signed against  any Obligor or any such judgment or order (A)  shall continue  unsatisfied  and unstayed  (unless  bonded  with  a supersedeas  bond at least equal to such judgment  or  order)

    for  a  period of thirty (30) days, or (B) is not fully  paid and  satisfied at least ten (10) days prior to  the  date  on which any of its assets may be lawfully sold to satisfy  such judgment or order.

         j.    The liens of MLI and MLI USA with respect  to  the

    Subject   Collateral,  or  any  part   thereof,   shall   not

    constitute  first  and prior liens and/or  security  interest

    (except in the case of a Permitted Encumbrance).

         k.   Any Obligor shall claim that MLI and MLI USA do not

    have   a  valid  lien  on  the  property  described  in   the

    Collateral Documents.

         l.    Any  court  shall sign a judgment  or  order  that

    provides  that  MLI  and MLI USA do not have  a  valid  fully perfected  first  lien  on  the  property  described  in  the

    Collateral Documents.

         m.    Any  Obligor  shall  have concealed,  removed,  or

    permitted  to be concealed or removed, any material  part  of its property, with intent to hinder, delay or defraud any  of its  creditors, or make or suffered a transfer of any of  its property  which  may  be  fraudulent  under  any  bankruptcy,

    fraudulent   conveyance or similar law, or  shall  have  made

    any  transfer of a material part of its property  to  or  for the  benefit  of  a creditor at a time when  other  creditors similarly  situated have not been paid, or, while  insolvent,

    shall  have  suffered or permitted any creditor to  obtain  a lien  upon  any  material part of its property through  legal proceedings  or distraint which is not vacated within  thirty

    (30) days from its date.

         n.    The failure, refusal or neglect of AIP to properly

    observe, perform or comply with the covenants, agreements  or obligations  contained in Section 10.03  and  10.04  of  this

    Agreement.

         o.    AIP  Properties #1, L.P., AIP Tamarac,  Inc.,  AIP

    Properties  #2,  L.P. or AIP Northview, Inc.  enters  into  a written agreement to encumber or sell property which  is  not consistent with the terms and conditions other than  provided for  in  Section 10.03 and 10.04 of this Agreement  that  has not otherwise been approved by MLI and MLI USA.

         p.   Either AIP Properties #1, L.P. or AIP Tamarac, Inc.

    (i)  claim  that  they are not obligated to comply  with  the provisions  of  Section  10.03,  or  (ii)  assert  any  claim against  MLI  or MLI USA relating to or arising  out  of  the attempt  of AIP Tamarac, Inc. and AIP Properties #1, L.P.  to

    sell   or   encumber  the  Tamarac  Property  on  terms   and

    conditions other than provided for in Section 10.03.

         q.    Either  AIP Properties #2, L.P. or AIP  Northview,

    Inc.  (i)  claim that they are not obligated to  comply  with the  provisions  of Section 10.03, or (ii) assert  any  claim against  MLI  or MLI USA relating to or arising  out  of  the attempt  of AIP Northview, Inc. and AIP Properties  #2,  L.P.

    to  sell  or  encumber the Northview Property  on  terms  and conditions other than provided for in Section 10.04.

     21.02      Notice.  Notwithstanding anything to the contrary

to   this   Agreement,  the  Subject  Notes  and  the  Collateral

Documents,  each Obligor WAIVES any and all right  to  notice  of the occurrence of an Event of Default but not the occurrence of a

Default   (except  as  provided  in  Section  21.01(a)  of   this

Agreement).

     21.03      Remedies.  Upon the occurrence of  any  Event  of

Default,  the applicable moratorium period provided  pursuant  to

Article  VI  shall terminate immediately, without notice  (unless expressly provided for herein), demand or presentment (including,

without  limitation, notice of an Event of Default) all of  which are  hereby waived.  In addition to any other provision  of  this

Agreement  or  any  Collateral Document,  MLI  and  MLI  USA  may

exercise  any  or  all  of  the following  rights,  remedies  and recourses:

         a.    Enter  upon  the Subject Collateral  or  any  part

    thereof  and  take exclusive possession thereof  and  of  all

    books,  records  and  accounts  relating  thereto.   If   any

    Obligor  remains  in possession of all or  any  part  of  the

    Subject  Collateral after an Event of Default occurs  and  is continuing  and  without  MLI and  MLI  USA's  prior  written consent  thereto,  MLI and MLI USA may  invoke  any  and  all

    legal   remedies   to   dispossess  any  Obligor,   including

    specifically  one  or  more actions for  forcible  entry  and detainer,  trespass  to try title and  writ  of  restriction.

    Nothing  contained in the foregoing sentence shall,  however,

    be   construed  to  impose  any  greater  obligation  or  any

    prerequisites   to  acquiring  possession  of   the   Subject

    Collateral  or  any part thereof after an  Event  of  Default occurs  than  would  have  existed in  the  absence  of  such sentence.

         b.    Hold, lease, manage, operate or otherwise  use  or

    permit  the  use  of  the  Subject Collateral,  or  any  part thereof,  either  by  itself or by  other  Persons,  in  such manner,  for such time and upon such other terms as  MLI  and

    MLI  USA  may  deem  to be prudent and reasonable  under  the circumstances  (making such repairs, alternations,  additions and  improvements thereto and taking any and all other action with  reference thereto, from time to time, as  MLI  and  MLI

    USA  shall  deem  necessary  or  desirable),  and  apply  all proceeds  from the Subject Collateral in accordance with  the provisions hereof.

         c.    Sell or offer for sale the Subject Collateral,  or

    any  part thereof, in such portions, order and parcels as MLI and  MLI  USA  may  determine, with or without  having  first taken  possession of same, in accordance with the  provisions of  the applicable Collateral Documents and applicable  legal requirements.

          d.     Make   application  to  a  court  of   competent

    jurisdiction,  as  a matter of strict right  and,  except  as otherwise provided by applicable law, without notice to  each

    Obligor  or  without regard to the adequacy  of  the  Subject

    Collateral for payment of the obligations to MLI and MLI  USA hereunder and under the Subject Notes for the appointment  of a  receiver  of the Subject Collateral, or any part  thereof,

    and,  to  the  extent permitted by applicable law,  AIP  does

    hereby  irrevocably  consent to such appointment.   Any  such

    receiver  shall  have  all the usual  powers  and  duties  of receivers  in  similar cases, including  the  full  power  to rent,  maintain,  sell,  dispose and  otherwise  operate  the

    Subject  Collateral, any part thereof, upon such  terms  that may  be  approved by the court, and shall apply all  proceeds from  such  operation of the Subject Collateral in accordance with the provisions hereof.

         e.    Exercise  any and all other rights,  remedies  and

    recourses   granted   hereunder  or  under   the   Collateral

    Documents  or otherwise now or hereafter existing in  equity,

    at law, by virtue of statute or otherwise.

    21.04     Separate Sales.  The Subject Collateral may be sold

in  one  or more parcels and in such manner and order as MLI  and

MLI  USA, in their sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out  of  any

Event of Default shall not be exhausted by any one or more sales.

     21.05     Remedies Cumulative, Concurrent and Non-Exclusive.

MLI  and  MLI  USA shall have all rights, remedies and  recourses granted  in  the Collateral Documents, and available  at  law  or equity (including specifically those granted by the UCC in effect and applicable to the Subject Collateral, or any portion thereof)

and  same  (a)  shall be cumulative and concurrent,  (b)  may  be pursued  separately,  successively or  concurrently  against  any

Obligor or against the Subject Collateral or against any  one  or more of them, at the sole discretion of MLI and MLI USA, (c)  may be  exercised as often as the occasion therefor shall  arise,  it being  agreed  by each Obligor that the exercise  or  failure  to exercise  any of same shall in no event be construed as a  waiver or release thereof or of any other right, remedy or recourse, and

(d) are intended to be, and shall be, non-exclusive.

     21.06      No  Conditions  Precedent to  Exercise  Remedies.

Obligor  shall  not, except as otherwise provided  by  applicable law,  be  relieved  of their obligations by  reason  of  (a)  the failure  of a trustee to comply with any request of any  Obligor,

to  foreclose the liens on the Subject Collateral or  to  enforce any  provisions  of the Collateral Documents,  (b)  the  release,

regardless  of  consideration, of any person or entity  obligated with respect to the obligations, or of the Subject Collateral  or any  part thereof, or the addition of any other property  to  the

Subject Collateral, (c) any agreement or stipulation between  any subsequent  owner of the Subject Collateral and MLI and  MLI  USA extending,  renewing, rearranging or in any other  way  modifying the  terms  of  the  Collateral Documents  without  first  having

obtained   the  consent  of,  given  notice  to   or   paid   any

consideration to any Obligor, or such other Person, and  in  such event,  Obligor and all such other Persons shall continue  to  be liable to make payments in accordance with the terms of any  such extension or modification agreement unless expressly released and discharged in writing by MLI and MLI USA, and (d) any  other  act or occurrence, save and except the satisfaction of each Obligor's obligations hereunder and under the Subject Notes.  Each  Obligor waives  any  right to require MLI and MLI USA to proceed  against any  other  Person,  exhaust any of the  Subject  Collateral,  or pursue any other remedy in MLI and MLI USA's power.

     21.07      Release of Resort to Collateral.  The release  or

substitution  of  all  or  any part of  the  Subject  Collateral,

regardless of consideration, shall not in any way impair, affect,

subordinate,  or release MLI and MLI USA's liens or their  status as  first and prior liens (except for the Permitted Encumbrances)

in  and  to  any remaining Subject Collateral.  For  payment  and performance of each Obligor's obligations hereunder and under the

Subject  Notes, MLI and MLI USA may resort to any other  security therefor  held by a trustee in such order and manner as  MLI  and

MLI USA may elect.

    21.08     Waivers.  To the full extent permitted by law, each

Obligor   hereby  irrevocably  and  unconditionally  waives   and

releases  (a)  all benefit that might accrue to  any  Obligor  by virtue  of  any  present  or  future law  exempting  the  Subject

Collateral  from  attachment,  levy  or  sale  on  execution   or

providing  for  any appraisement, evaluation, stay of  execution,

exemption from civil process, redemption or extension of time for payment, (b) all notices of MLI or MLI USA's election to exercise or  his  or its actual exercise of any right, remedy or  recourse provided  for under the Collateral Documents after the occurrence of  an Event of Default, (c) any right to a marshalling of assets with  respect  to any of the Subject Collateral or  any  debt  of

Obligor,  or a sale in inverse order of alienation, and  (d)  any and  all right to receive demand, grace, notice, presentment  for payment  and  protest  but not (except  as  provided  in  Section

21.01(b)) the right to receive written notice of any Default.

     21.09     Discontinuance of Proceedings.  In case MLI or MLI

USA  shall have proceeded to invoke any right, remedy or recourse permitted  under  the Collateral Documents and  shall  thereafter elect to discontinue or abandon same for any reason, MLI and  MLI

USA shall have the unqualified right to do so and, in such event,

Obligor  and  MLI and MLI USA shall be restored to  their  former positions  with  respect  to Obligor's obligation  hereunder  and under the Subject Notes, the Collateral Documents, the collateral and otherwise, and the rights, remedies, recourses and powers  of

MLI and MLI USA shall continue as if same had never been invoked.

     21.10      Application  of Proceeds.  All  payments  on  the

Subject Notes received by MLI and MLI USA during the existence of an  Event  of  Default (unless otherwise elected by MLI  and  MLI

USA),  and  the proceeds of any sale or disposition of,  and  all proceeds  generated by the holding, leasing, operation  or  other use  of, the Subject Collateral, or any part thereof, during  the existence of an Event of Default and upon the exercise of MLI and

MLI's  rights  and  remedies  hereunder  or  under  any  of   the

Collateral  Documents shall be applied by MLI and  MLI  USA,  the applicable trustee or the receiver, if one is appointed,  to  the extent  that  funds are so available therefrom, in the  following order of priority;

         a.   First, to the payment of the costs and expenses  of

    taking  possession  of  the Subject Collateral  and  holding,

    using,  leasing,  repairing, improving or selling  the  same,

    including  without  limitation (i) reasonable  trustee's  and receiver's  fees,  court costs, attorneys'  and  accountants'

    fees,  (ii) costs of advertisement, and (iii) the payment  of any  and  all  impositions and amounts secured by  any  liens equal or superior to MLI and MLI USA's liens.

          b.     Second,  to  the  payment  of  all  amounts  and

    obligations, other than the unpaid principal balance  of  the

    Subject  Notes  and accrued unpaid interest thereon,  due  to

    MLI  and  MLI  USA, under the Collateral Documents,  and  any advances  made  by MLI and MLI USA to effect  performance  of any  unperformed obligations of any Obligor under any of  the

    Collateral  Documents,  together with  any  accrued  interest thereon if and as provided in the Collateral Documents.

         c.    Third,  to the payment of any and all accrued  and

    unpaid interest due on the Subject Notes.

         d.    Fourth,  to  the payment of the  unpaid  principal

    balance  of  the Subject Notes, in such order and  manner  as

    MLI and MLI USA shall elect.

         e.    Fifth, to the extent known by MLI and MLI USA  and

    permitted  by  law,  to the payment of  any  indebtedness  or obligation  secured  by liens against the Subject  Collateral which are subordinate to MLI and MLI USA's liens.

         f.   Sixth, to Obligor, or such other person entitled to

    the same.

                           ARTICLE XX

                          Miscellaneous

      22.01      Continuing  Agreement.   This  is  a  continuing

Agreement and all the rights, powers and remedies of MLI and  MLI

USA  hereunder  and  all  agreements and obligations  of  Obligor hereunder, shall continue to exist until the obligations of  each

Obligor to MLI and MLI USA are paid in full.

     22.02      Payments.  All payments to MLI or MLI  USA  shall

(unless  Obligor is otherwise advised in writing by MLI  and  MLI

USA) be made by wire transfer as follows:

    If to MLI:           Citibank, NY
                   ABA #:  021 000 089
                   For credit to Acct #36858201
                   For further credit to Acct #845978

    If to MLI USA: State Street Bank and Trust Co.
                   ABA #:  011 000 028
                   BNF:  MANUSA CORP SURPLUS HIGH YIELD
                   Acct # 4362-780-1
                   OBI:  MANUSA CORP SURPLUS HIGH YIELD
                   Fund Number:  YZ22

      22.03       Notices.   All  notices,  requests  and   other

communications  to  any  party  hereunder  shall  be  in  writing

(including bank wire, telex, telecopy or similar writing), except for  any  telephone notices as specifically provided for  herein,

may  be  personally served or sent by telex, telecopier, mail  or the  express  mail service of the United States  Postal  Service,

Federal  Express  or  other  equivalent  overnight  or  expedited delivery  service,  and (a) if given by personal  service,  telex

(confirmed  by telephone) or telecopier (confirmed by telephone),

it  shall be deemed to have been given upon receipt; (b) if  sent by  telex or telecopier without telephone confirmation, it  shall be  deemed to have been given twenty-four (24) hours after  being given; (c) if sent by mail, it shall be deemed to have been given upon  the  earlier  of  (i) actual receipt,  or  (ii)  three  (3)

Business Days after deposit in a depository of the United  States

Postal  Service,  first class mail, postage  prepaid,  or  actual receipt;  (d)  if  sent  by  Federal Express,  the  express  mail services  of the United States Postal Service or other equivalent overnight or expedited delivery service, it shall be deemed given upon  the earlier of (i) actual receipt, or (ii) twenty-four (24)

hours  after  delivery  to such overnight or  expedited  delivery service,  delivery  charges prepaid, and  properly  addressed  to

Obligor,  MLI  or  MLI  USA, as the case may  be;  provided  that notices to MLI and MLI USA shall not be effective until received.

For purposes hereof, the address of the parties to this Agreement shall be as follows:

    If to Obligor:       American Industrial Properties REIT
                         6220 North Beltline, Suite 205
                         Irving, Texas  75063-2656
                         Telecopy No.:  (214) 550-6037
                  Attention:  Mr. Charles W. Wolcott, President

    with copies to:          Bryan Goolsby
                         Liddell, Sapp, Zivley, Hill
                           & LaBoon, L.L.P.
                         2200 Ross Avenue, Suite 900
                         Dallas, Texas  75201
                         Telecopy No.:  (214) 220-4899

    If to MLI and MLI USA:   Manulife Financial
                         200 Bloor Street East
                         Toronto, Ontario  M4W 1E5
                         Telecopy No.:  (416) 926-5262
                         Attention: Stewart Sprague

    with copies to:          Phil Snow
                   Ware, Snow, Fogel, Jackson & Greene, P.C.
                         1111 Bagby, 49th Floor
                         Houston, Texas  77002
                         Telecopy No.:  (713) 659-6262

Any  party  may, by proper written notice hereunder to the  other parties, change the address to which notices shall thereafter  be sent to it.  Notwithstanding anything to the contrary implied  or expressed  herein, the notice requirements herein (including  the method, timing or deemed giving of any notice) is not intended to and  shall  not be deemed to increase the number of  days  or  to modify  the method of notice or to otherwise supplement or affect the  requirements for any notice required or sent pursuant to any legal  requirement (including, without limitation, any applicable statutory or law requirement), or otherwise given hereunder, that is  not  required  under this Agreement or the  other  Collateral

Documents.   The provisions of this Section 22.03  shall  control

over  any conflicting contractual notice provisions contained  in the Collateral Documents.

    22.04     No Waivers.  No failure or delay by MLI and MLI USA

in  exercising any right, power or privilege hereunder  or  under the  Subject Notes or any Collateral Document shall operate as  a waiver  thereof nor shall any single or partial exercise  thereof preclude any other or further exercise thereof or the exercise of any  other  right, power or privilege.  The rights  and  remedies herein  provided  shall be cumulative and not  exclusive  of  any rights  or  remedies provided by law or in any of the  Collateral

Documents.

      22.05      Expenses;  Documentary  Taxes;  Indemnification.

Obligors shall pay (a) all actual expenses and costs required  by the  applicable  governmental  entities,  filing  offices  and/or recording  offices, incurred by MLI and MLI USA (which  shall  be paid  within five (5) days of receipt of a request) in connection with  proper recordation, filing and perfection of the Collateral

Documents  and  perfection of the liens  and  security  interests provided for in the Collateral Documents; (b) all expenses of MLI

and   MLI   USA,  including  reasonable  and  actual   fees   and

disbursements of legal counsel for MLI and MLI USA, in connection with  any  waiver  or consent hereunder or under  the  Collateral

Documents or any amendment, supplement or replacement of  any  of the  Collateral  Documents,  or any Default  or  alleged  Default hereunder;  and  (c) if a Default or an Event of Default  occurs,

all  reasonable and actual out-of-pocket expenses incurred by MLI and MLI USA, including fees and disbursements of legal counsel in connection  with such Event of Default and collection  and  other enforcement  proceeding resulting therefrom  (including,  without limitation, any bankruptcy or other insolvency proceedings), fees of  auditors and consultants incurred in connection therewith and investigation expenses incurred by MLI and MLI USA in  connection therewith.  Obligors indemnify and hold harmless MLI and MLI  USA from  all  claims  and  damages  that  may  be  asserted  by  AIP

Properties #1, L.P., AIP Tamarac, Inc., AIP Properties  #2,  L.P.

and  AIP  Northview, Inc. which relate to or arise out of Section

10.03  and  Section 10.04 of this Agreement or  the  exercise  or failure to exercise by MLI and MLI USA of any right provided  for in  Section 10.03 and Section 10.04 of this Agreement,  excluding

claims   and  damages  arising  from  MLI  or  MLI  USA's   gross

negligence.   This  indemnity  and  hold  harmless  agreement  is

specifically intended to operate and be applicable even if it  is alleged, charged or proven that all or some of the damages  being sought  were  caused  in whole or in part by any  act,  omission,

negligence, breach of contract, intentional contract violation of statute  or common law, breach of warranty, or any other  conduct whatsoever of MLI or MLI USA, but not intended to operate and  be applicable to instances arising from the gross negligence of  MLI or MLI USA.

     22.06     Amendments and Waivers; Consent to Deviation.  Any

provision  of this Agreement, the Subject Notes or the Collateral

Documents  may  be  amended  or waived  if,  but  only  if,  such amendment  or waiver is in writing and is signed by all  parties.

Notwithstanding   the   foregoing,  and   except   as   otherwise

specifically  provided in this Agreement or any other  Collateral

Document,  the procedure to be followed by Obligor to obtain  the consent of MLI and MLI USA to any deviation from the requirements and covenants of the Collateral Documents, whether such deviation shall  be  with  respect  to a waiver or  an  amendment  of  such

requirements  and  covenants, shall be as follows:   (A)  Obligor

shall  send a written notice to MLI and MLI USA setting forth  in detail  (i)  the  covenant or requirement from which  Obligor  is requesting  a  deviation, (ii) the requested deviation  from  the requirement  or  covenant  involved, and  (iii)  the  reason  for

Obligor's  request to deviate from such covenant or  requirement;

and  (b) MLI and MLI USA, within fifteen (15) Business Days after receiving  such written request, shall send a written  notice  to

Obligor consenting to or denying consent to the specific request.

MLI and MLI USA's failure to send such written notice within such time period shall be deemed denial or refusal by MLI and MLI  USA

of  such  request.   MLI and MLI USA may request  any  additional

details  or information regarding any such request from AIP  and,

in  connection with any such request, MLI and MLI USA may  extend such fifteen (15) Business Day period for such period of time  as may  be  designated  in  MLI  and  MLI  USA's  request  for  more information.

     22.07      Survival.   All representations,  warranties  and

covenants  made  by any Obligor herein or in any  certificate  or other  instrument  delivered by it or on  its  behalf  under  the

Collateral Documents shall be considered to have been relied upon by  MLI and MLI USA and shall survive the delivery to MLI and MLI

USA of such Collateral Documents, regardless of any investigation made by or on behalf of MLI and MLI USA.

    22.08     Prior Understandings; No Defenses; Release; No Oral

Agreements.    This   Agreement  supersedes   all   other   prior

understandings and agreements, other than the Subject  Notes  and the  Note  Purchase  Agreement (except as  provided  herein  with respect  to  each), whether written or not, between  the  parties hereto  relating  specifically to the transactions  provided  for

herein.   Each  Obligor  confirms  that  there  are  no  existing

defenses,  claims, counterclaims or rights of offset against  MLI and  MLI  USA  in  connection with the negotiation,  preparation,

execution,  performance  or any other  matters  related  to  this

Agreement or any of the Collateral Documents executed as  of  the date hereof and any of the transactions contemplated thereby, and each Obligor hereby expressly releases and discharges MLI and MLI

USA,  and  their officers and representatives, from any  and  all such  claims, known or unknown.  The provisions of the  preceding sentence  are  in  addition to, and do not supersede  or  control over,  the  agreements and provisions set forth  in  the  Release

Agreement.   Each Obligor further confirms that MLI and  MLI  USA

have   not   made   any  agreements  with,  or   commitments   or

representations  to, any Obligor (either in  writing  or  orally)

other  than as expressly stated herein or in the other Collateral

Documents executed as of the date hereof.

     THIS  WRITTEN  AGREEMENT, TOGETHER WITH  THE  OTHER  WRITTEN

DOCUMENTS  PROVIDED  FOR HEREIN, REPRESENTS THE  FINAL  AGREEMENT

BETWEEN  THE  PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE  OF

PRIOR,  CONTEMPORANEOUS,  OR SUBSEQUENT  ORAL  AGREEMENT  OF  THE

PARTIES.   THERE  ARE  NO UNWRITTEN ORAL AGREEMENTS  BETWEEN  THE

PARTIES.  To the fullest extent applicable, each Obligor and  MLI and MLI USA acknowledge and agree that this Agreement and each of the Collateral Documents shall be subject to Section 26.02 of the

Texas Business and Commerce Code.

     22.09     Limitation on Interest.  In case any provision  in

this Agreement, the agreements executed in connection herewith or the Subject Notes shall be invalid, illegal or unenforceable, the validity,  legality and enforceability of the remaining provision

shall   not   in  any  way  be  affected  or  impaired   thereby.

Furthermore,  all agreements of Obligor whether now  existing  or hereafter  arising  and whether written or  oral,  are  expressly limited  so that in no contingency or event whatsoever shall  the amount paid, or agreed to be paid to MLI and MLI USA for the use,

forbearance  or  detention of the indebtedness evidenced  by  the

Subject  Notes or for the performance or payment of any  covenant

or   obligation  contained  herein,  exceed  the  maximum  amount permissible under applicable law from time to time in effect.  If for any reason whatsoever fulfillment of any provision hereof  or of  any other document evidencing, securing or pertaining to this

Agreement at the time performance of such provision shall be due,

shall  involve transcending the limit of validity, and  if  under any such circumstances MLI and MI USA shall ever receive anything of  value deemed interest under applicable law from time to  time in effect which would exceed interest at the highest lawful rate,

such amount that would be excessive interest shall be applied  to the  reduction  of the principal amount owing under  the  Subject

Notes and not to the payment of interest, or if such amount  that would  be  excessive  interest  exceeds  the  unpaid  balance  of principal of the Subject Notes, such excess shall be refunded  to

Obligor.

     22.10      Table of Contents and Captions; References.   The

captions  in  this Agreement and in the table of contents  hereof are  for  convenience  of reference only and  shall  not  define,

affect or limit any of the terms or provisions hereof.  Reference herein to sections, subsections, clauses, paragraphs, exhibits or schedule  without  reference to the document in  which  they  are contained  are  references  to  sections,  subsections,  clauses,

paragraphs, exhibits of or to this Agreement.

     22.11     Construction.  The parties hereto acknowledge  and

agree  that  neither  this Agreement nor any Collateral  Document shall  be construed more favorably in favor of one than the other based  upon  which party drafted the same, it being  acknowledged

that   all  parties  hereto  contributed  substantially  to   the

negotiations and preparation of this Agreement and the Collateral

Documents.

     22.12     APPLICABLE LAW.  THIS AGREEMENT, THE SUBJECT NOTES

AND ALL THE COLLATERAL DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE

WITH  AND  GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT  TO

THE  EXTENT  THAT  THE  LAWS OF ANOTHER JURISDICTION  GOVERN  THE

CREATION,  PERFECTION  OR  ENFORCEMENT  OF  INTERESTS,   OR   THE

REMEDIES,  RELATED TO PERFECTION OR ENFORCEMENT OF INTERESTS,  OR

THE  REMEDIES,  RELATED TO ANY PART OF THE SUBJECT COLLATERAL  OR

OTHER COLLATERAL, OR TO THE EXTENT THAT UNITED STATES FEDERAL LAW

APPLIES PURSUANT TO SECTIONS 10.08, 11.04, 12.04 OR OTHERWISE.

      22.13       Counterparts.   This  Agreement  and  all   the

Collateral  Documents may be executed in any number  of  original counterparts, each of which when so executed and delivered  shall be  an original, and all of which, collectively, shall constitute one  and the same agreement, it being understood and agreed  that the signature pages may be detached from one or more counterparts and  combined with the signature pages from any other counterpart in  order  that  one  or  more fully executed  originals  may  be assembled.

     22.14      The  Release Prices provided for herein  are  not

intended  by  the parties to equal the fair market value  of  the properties.

    IN WITNESS WHEREOF, the parties have caused this Agreement to

be   duly   executed  by  their  respective  authorized  officers

effective as of ___________________, 1996.


                             AMERICAN INDUSTRIAL PROPERTIES REIT

                             By:/s/Charles W. Wolcott
                             Name:Charles W. Wolcott
                             Title:President and Chief Executive Officer


                             PATAPSCO #1 LIMITED PARTNERSHIP

                             By American
                             Industrial Properties REIT,  General
                             Partner

                             By:/s/Charles W. Wolcott
                             Name:Charles W. Wolcott
                             Title:President and Chief Executive Officer


                             PATAPSCO #2 LIMITED PARTNERSHIP

                             By American
                             Industrial Properties REIT,  General
                             Partner

                             By:/s/Charles W. Wolcott
                             Name:Charles W. Wolcott
                             Title:President and Chief Executive Officer


                             THE
                             MANUFACTURERS     LIFE     INSURANCE
                             COMPANY

                             By:/s/Ray Britt
                             Name:Raymond L. Britt
                             Title:Vice President


                             THE
                             MANUFACTURERS     LIFE     INSURANCE
                             COMPANY (U.S.A.)

                             By:/s/Ray Britt
                             Name:Raymond L. Britt
                             Title:Vice President